UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust-March Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

March 31, 2021
Annual Report
Touchstone Strategic Trust
Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Global ESG Equity Fund
Touchstone Growth Opportunities Fund
Touchstone Mid Cap Growth Fund
Touchstone Sands Capital Emerging Markets Growth Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-22
Tabular Presentation of Portfolios of Investments (Unaudited)	23-24
Portfolios of Investments:
Touchstone Flexible Income Fund	25-27
Touchstone Focused Fund	28
Touchstone Global ESG Equity Fund	29-30
Touchstone Growth Opportunities Fund	31
Touchstone Mid Cap Growth Fund	32
Touchstone Sands Capital Emerging Markets Growth Fund	33-34
Statements of Assets and Liabilities	35-36
Statements of Operations	37
Statements of Changes in Net Assets	38-39
Statements of Changes in Net Assets - Capital Stock Activity	40-42
Financial Highlights	43-55
Notes to Financial Statements	56-68
Report of Independent Registered Public Accounting Firm	69
Other Items (Unaudited)	70-76
Management of the Trust (Unaudited)	77-78
Privacy Protection Policy	79
This report identifies the Funds' investments on March 31, 2021. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended March 31, 2021.
The Covid-19 pandemic, related restrictions on economic activity and massive government stimulus efforts to counter the pandemic's economic impacts were the primary market drivers throughout the past 12 months. While the disease’s human toll continued to climb, capital markets generally priced in expectations of higher growth of a post-pandemic world. This was particularly evident in much of the latter half of the period as progress on economic stimulus and vaccinations exceeded expectations. After suffering the worst GDP decline on record (-31.4%) in the second quarter 2020, third quarter GDP rebounded 33.4%. Fourth quarter U.S. GDP data released in March indicated another above trend growth rate (4.3% annualized), driven by economic reopening and a rebound in overall economic activity from the pandemic-induced lockdowns. U.S. employment also reflected the economic rebound as the unemployment rate declined to 6% in March 2021 from a high reading of 14.7% in April 2020. Outside the U.S., economic growth reported during the last 12 months generally followed the same path as the U.S. with severe contractions followed by strong rebounds. However, recent economic data releases have been mixed as the European Union (EU) economy actually contracted slightly in the fourth quarter while China, Japan and the U.K. posted positive growth rates. The central banks of major developed market countries and China kept interest rates unchanged while central banks in some emerging market countries, including Brazil, Russia and Turkey, were forced to raise rates to combat inflationary pressures.
U.S. equity markets generated strong positive returns during the period. From a market capitalization perspective, small capitalization stocks, which tend to be more tied to the U.S. economy, outperformed mid-caps while mid-caps in turn outperformed large-caps. Value equities outperformed growth in the small- and mid-cap segments, but large-cap growth equities outpaced their large-cap value counterparts. A style rotation was evident in the latter half of the period as value equities outperformed growth for two consecutive quarters for the first time since 2016. Cyclicals (e.g., Energy, Financials, Consumer Discretionary, Industrials and Materials) were expectedly among the leading U.S. equity sectors given their sensitivity to the economy. The Information Technology (IT) sector performed strongly during much of the 2020 COVID-induced lockdowns. However, as the market recovered in the second half of 2020, the IT sector quickly lagged the aforementioned cyclical sectors. Over the full period, the size of the IT sector in the S&P 500 Index resulted in the sector providing the largest contribution to total return, nearly one-third of the total return. Outside the U.S., non-U.S. developed equity markets trailed the U.S. over the past 12 months while emerging markets outperformed both U.S. and non-U.S. developed markets.
Within fixed income, U.S. Federal Reserve Board (Fed) continued near-zero overnight rates and direct purchases of various fixed income securities leading to overall low yields as a means of providing stimulus to the economy. Meanwhile, the announcement of Covid-19 vaccines in late 2020 served as an impetus for near-term economic re-opening and recovery. Investors sold Treasuries and bought investment grade and high yield corporates. This caused modest increases in the intermediate and longer ends of the yield curve. The Bloomberg Barclays U.S. Aggregate Bond Index posted a relatively modest return which was primarily the result of investors adding risk by selling high quality intermediate and longer maturing government-related securities (both Treasuries and government agency bonds) resulting in the aforementioned yield curve steepening, a headwind for high quality bond returns. Yet the improved prospects for an economic rebound and an overall lower level of rates led investors to take on further credit risk in an effort to gain more yield. Investment grade and below investment grade corporate credit spreads continued to tighten, providing a performance tailwind.
We are reminded especially in periods such as these of the importance of the steady hands of financial professionals, commitment to your investment strategy, and awareness of the risks of trying to time the market. Furthermore, we believe that environments that are more volatile create more opportunity for active managers to add value, especially those managers that are Distinctively Active. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Flexible Income Fund
Sub-Advised by Bramshill Investments, LLC
Investment Philosophy
The Touchstone Flexible Income Fund seeks total return through a combination of income and capital appreciation by investing primarily in income producing securities. The Fund’s sub-advisor, Bramshill Investments, LLC, implements a tactical fixed-income strategy, actively managing the portfolio by rotating among asset classes and tactically hedging during various interest rate and market environments. The sub-advisor seeks to identify relative value across asset classes and capture opportunities primarily within the corporate, U.S. Treasury, municipal and preferred security markets. The Fund focuses on liquid securities with transparent pricing and actively-traded capital structures.
Fund Performance
The Touchstone Flexible Income Fund (Class A Shares) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2021. The Fund’s total return was 15.72% (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.71%.
Market Environment
The 12-month period was an extremely bullish one for most credit-sensitive asset classes. From a day-to-day perspective, the market sentiment certainly did not feel bullish at the beginning of the period given most credit-sensitive asset classes experienced a severe dislocation in March 2020 when all investors digested the unprecedented economic damage from the business disruptions caused by COVID-19 related lockdowns. Many were skeptical of the recovery of the markets as the timeline to create vaccines to fight the virus and the true adverse effects to the economy, until it could get “back-to-normal,” were truly unknown. The most pivotal factor leading to the recovery of most credit-sensitive asset classes was the approximate $6 trillion of monetary and fiscal stimulus injected into the U.S. economy, in addition to all the other stimulus actions of world economies during the period. As a comparison, the unprecedented monetary and fiscal stimulus at the time of the Great Financial Crisis was only approximately $1.8 trillion. Furthermore, the U.S. Federal Reserve Board’s (Fed) balance sheet which finally had dropped to under $4 trillion in 2019, has now almost doubled and is back up to approximately $8 trillion. This increased money supply flowing throughout the system led to most of the above average total returns for most credit-sensitive asset classes including equities, high yield bonds and preferred stocks. Lastly, the most recent quarter of the period was a generally bearish market for many fixed income asset classes as a result of the primary headwind of “higher inflation/Fed taper sooner than anticipated” fears which caused risk free rates to rise. In our opinion inflationary sentiment was caused by the transition of both the U.S. Presidential administration and Congress to different agendas, various stimulus packages after the new year, as well as a sharp drop in COVID-19 cases, deaths and hospitalizations after the surges experienced throughout late fall and into early winter. Nevertheless, record all-time highs for U.S. stock indices continued to be reached on the hopes of a return to “normalcy” in 2021 of consumer demand on the heels of the stimulus injected into the economy. The recent increase of mutated variants of COVID-19 as well as historically high unemployment and low labor participation figures by the U.S. workforce could temper further steepening in long end rates for the remainder of 2021. An impending approximate $2.5 trillion infrastructure legislation coupled with massive issuance and a Fed committed to letting the economy run, may allow long term rates to gravitate slightly higher from here as well.
Throughout the period, U.S. Treasuries looked relatively undervalued to the universe of other global government debt. Bond yields all around the world ended 2020 at historic lows with approximately 27% of the world’s investment grade debt still trading at negative yields.
Credit spreads on the highest grade short duration assets tightened to near all-time lows in a rapid and somewhat unexpected move following such a sudden, dramatic market sell off in March 2020. Credit spreads on riskier asset classes generally all tightened albeit at a slower pace from the beginning of the period through the start of the fourth quarter of 2020. However, once the much anticipated COVID-19 vaccine trial results were released in early November 2020, these riskier asset classes started to tighten much more sharply into the start of 2021.
Portfolio Review
Our main tenets have been to emphasize investment opportunities with high current income, relatively short duration (generally inside 5 years) and those we believe have a low probability of default. We continue to be extremely focused on underlying fundamentals and credit quality. Credit spreads across the asset classes in which the Fund was invested generally tightened or were at relatively tight levels compared to historical ranges.
At the end of the period, the majority of the Fund was invested across preferred securities and Agency Commercial Mortgage-Backed Securities (CMBS). The preferred allocation is centered on securities whose coupons are fixed for 5 years and then reset at

Management's Discussion of Fund Performance (Unaudited) (Continued)
a spread off U.S. Treasuries in an effort to mitigate interest rate risk. The Agency CMBS positions are generally backed by multi-family residential housing properties which have performed well fundamentally compared to other commercial sectors such as retail or lodging. We have actively avoided the retail and lodging sector because we do not like the fundamentals of those sub sectors, largely driven by the unknown pace of economic re-opening. The Fund’s preferred equities allocation was the largest asset class, representing approximately one third of the portfolio weight. At the beginning of the period, we found good opportunities to invest in preferred securities. As the period progressed and as long rates rose, we anticipated preferred securities to underperform as they are typically sensitive to higher long-term interest rates. However, they performed relatively well by historic standards and we were able to take advantage of the market by continuing to increase Fund exposure in securities we found attractive.
The Fund’s investment grade securities exposure decreased during the period. The Fund’s investment grade corporate bond exposure accounted for the largest decrease within the broader investment grade allocation. We strategically sold a majority of Fund investments in this asset class in an effort to take advantage of the pre-pandemic tight credit spreads reached during the period. We continued to like the positions held for their credit and interest coupon but determined the space to be overvalued. The majority of the Fund’s investment grade allocation remained in structured products exposure throughout the period. During the beginning of the period, the Fund was invested in shorter duration structured securities. However, by the third quarter of 2020, we began to reinvest the cash flows generated from these high grade, short duration structured securities into longer duration securities with good fundamentals. We believed this was the best course of action since we found the investment grade structured securities to be somewhat overvalued.
The Fund’s high yield allocation increased over the period as we identified attractive relative value opportunities in high yield structured securities and opportunistically added exposure in high yield corporate securities. Starting in the second quarter of 2020, we began to invest in this sector as we viewed the favorable risk/reward qualities of certain securities focused predominantly on housing related transactions that had good fundamentals which we believed provided for a low probability of default with relatively low duration and high current income. In the high yield corporate securities space we continued to favor high coupon first lien secured bonds that were trading to short call dates. These issues sit senior in the capital structure and are further secured by unencumbered collateral packages. Furthermore, we saw value in several high yield bond and bank loan closed-end funds which traded at discounts to NAV.
In terms of the Fund’s U.S. Treasury allocation, we entered into directional trades during the period, but recently exited all of the U.S. Treasury positions by the end of the first quarter of 2021. We believed that U.S. Treasuries yielded small returns in the shorter dated portion of the maturity curve and the sell-off in the longer dated portion of the maturity curve made it an unattractive place to invest.
Within the Fund’s municipal bond allocation, we increased Fund exposure over the period. As an asset class, we saw strong relative value opportunities in closed end funds which traded at discounts to NAV and offered attractive yields. Toward the latter portion of the period, the municipal bond space became overvalued which discouraged us from further increasing Fund exposure.
The Fund’s duration remained short versus its benchmark which was beneficial given the sell-off in long-term rates during the first quarter of 2021. This was done purposefully as we wanted to invest in shorter, solid credits to cushion spread volatility and/or large moves up in interest rates. The Fund’s duration throughout the quarter remained in the low 3-year area. Although this part of the yield curve experienced some volatility throughout the quarter, it remained relatively low from a historical basis. Throughout the last three quarters of 2020, the Fund’s performance was not adversely affected from the increase in the yields on the curve which started in the summer of 2020. Gradual increases in the yield curve were generally met with credit spread tightening, and any lowering of yields contributed to the Fund’s returns. On the other hand, the sharper increase in yields during the first quarter of 2021 wasn’t met with the same level of credit spread tightening experienced in 2020 for most of the assets in the Fund, mainly due to the fact that credit spreads were already relatively tight at the start of the first quarter of 2021. As a result, the Fund was impacted adversely by the effects from the higher yields in the last quarter of the period.
Inflation was a technical variable we began focusing on more during the first quarter of 2021 than at any time in 2020. We are constantly monitoring macroeconomic variables and note that oil, housing, construction costs and other commodities are experiencing some inflation due to supply chain issues and general shortages. We do not view “runaway inflation” and a parabolic increase in yields from where rates ended in the first quarter as an imminent risk. Nevertheless, as more stimulus is now expected to be injected into the economy, we will remain vigilant in focusing on inflation.
We added two hedges during the fourth quarter of 2020. One was a rate hedge and one was an equity hedge. The idea behind both was to mitigate market volatility as we were entering a rise in COVID-19 cases due to winter’s onset, experiencing political uncertainty with the presidential election being contested, and running the chance that typical year-end funding and other issues could bring volatility into the markets. We exited both hedges during the first quarter of 2021 and we did not enter into any new hedges.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Considering the credit spread tightening that occurred in the period, the Fund was fully invested and therefore maintained a smaller cash balance into the start of the fourth quarter of 2020. However, we stood patient aggregating the cash flows generated from Fund investments in preparation for any corrections and/or better entry points in the near future.
Outlook
Considering the Fund is constructed as a long-only vehicle and although we like the Fed’s constant communication to the market that it will be fully accommodative for the foreseeable future, we are constantly monitoring rates as we are aware that the Fund’s largest allocations in preferred securities and Agency CMBS can be somewhat sensitive to them. We continue to be wary of credit sensitive asset classes, sectors that in our view that have a higher probability of default. As always, we remain diligent and patient as we are focused on avoiding positions that could potentially suffer from extreme illiquidity at the time another unforeseen event occurs. We don’t see any fundamental issues in the asset classes/sectors in which the Fund invests relative to the broader markets. Additionally, the Fund’s duration is shorter than its benchmark, so we believe it is relatively well positioned for an increase in rates. We believe that active portfolio management will be important going forward.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Flexible Income Fund - Class A* and the Bloomberg Barclays U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Flexible Income Fund	1 Year	5 Years	10 Years
Class A	13.35%	3.26%	3.93%
Class C	13.89%	3.73%	3.93%
Class Y	16.07%	4.77%	4.82%
Institutional Class*	16.19%	4.86%	4.89%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	3.10%	3.44%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was September 10, 2012. Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 10, 2012. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective June 30, 2020, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Prior to June 30, 2020, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Focused Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Focused Fund seeks to invest in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
Fund Performance
The Touchstone Focused Fund (Class A Shares) outperformed its primary benchmark, the Russell 3000® Index, and its secondary benchmark, the S&P 500® Index, for the 12-month period ended March 31, 2021. The Fund’s total return was 69.38% (calculated excluding the maximum sales charge) while the total return of the Russell 3000® Index was 62.53% and the total return of the S&P 500® Index was 56.35%.
Market Environment
In the final three quarters of 2020, U.S. equities rallied off the lows primarily due to massive economic support by global governments and the anticipation related to vaccine deployment. In the first quarter of 2021, an improving economic outlook in the U.S. due to vaccine progress and supportive fiscal measures resulted in new highs for equity indices. Over the twelve-month period ending March 31, 2021, defensive, bond-proxy sectors including Utilities, Consumer Staples, and Real Estate underperformed within the benchmark. The Consumer Discretionary, Materials, and Energy sectors led results for the benchmark with an economic recovery tailwind.
Portfolio Review
Within the Fund, the sectors where holdings outperformed relative to the benchmark were Industrials, Health Care, Consumer Staples, Financials, Communication Services and Real Estate. Sectors that lagged relative to the benchmark included Utilities, Consumer Discretionary, and Information Technology. Stock selection was additive to relative performance led by stock picks within the Industrials, Financials, Communication Services and Materials sectors. Likewise, sector allocation decisions contributed primarily due to underweighting the Utilities and Consumer Staples sectors.
Among the stocks that contributed to performance were Signature Bank (Financials sector), Deere & Co. (Industrials sector), and Goldman Sachs Group Inc. (Financials sector). Signature Bank outperformed with other commercial banks as interest rates rose during the period. Goldman Sachs outperformed for the year primarily due to elevated capital markets activity. Deere & Co. outperformed as company results surpassed expectations throughout the period due to disciplined cost management and improving fundamentals in the agriculture sector.
Among the stocks that detracted from performance were Berkshire Hathaway Inc. Class B (Financials sector), Alibaba Group Holding Ltd. (Consumer Discretionary sector), and Bristol Myers Squibb Company (Health Care sector). Berkshire Hathaway underperformed primarily due to the company’s large cash position during the market rally. Alibaba underperformed primarily due to investor concern over government intervention. Bristol Myers Squibb underperformed primarily due to investor concern over the Celgene Corp. acquisition and upcoming generic competition for cancer drug Revlimid.
From a market cap perspective, the Fund ended the period with no weight in smaller-cap stocks (companies with a market cap below $2 billion). The index weight for this segment is 2.7 percent. The Fund remained overweight to mid-cap businesses, which now comprise 14.2 percent of assets, compared to an index weight of 10.2 percent. Last, the Fund continues to maintain an underweight in larger-cap businesses (companies with a market cap above $10 billion). The weight in that segment is currently 83.8 percent, which is lower than the index weight of 87.1 percent. This allocation decision was positive to performance during the period as mid-cap stocks outperformed. The residual is in cash, which ended the period at 2.0 percent.
Investments made in international companies, which comprised 4.3 percent of assets at the end of the period, underperformed the benchmark.
During the period, the Fund added Allegiant Travel Co. (Industrials sector), Choice Hotels International Inc. (Consumer Discretionary sector), Cracker Barrel Old Country Store Inc. (Consumer Discretionary sector), Floor & Decor Holdings Inc. (Consumer Discretionary sector), Frontdoor Inc. (Consumer Discretionary sector), HCA Healthcare Inc. (Health Care sector), Hexcel Corp. (Industrials sector), Hilton (Consumer Discretionary sector), LPL Financial Holdings Inc. (Financials sector) and

Management's Discussion of Fund Performance (Unaudited) (Continued)
SS&C Technologies Holdings Inc. (Information Technology sector). The Fund exited Baidu Inc. (Communication Services sector), Bio-Rad Laboratories Inc. (Health Care sector), The Walt Disney Co. (Communication Services sector), FedEx Corp. (Industrials sector), General Electric Co. (Industrials sector), Novartis AG (Health Care sector), Schlumberger Ltd. (Energy sector), Union Pacific Corp. (Industrials sector) and Yum China Holdings Inc. (Consumer Discretionary sector).
As the period came to a close, the Fund had an overweight to the Communication Services and Consumer Discretionary sectors and an underweight to the Information Technology, Health Care, Consumer Staples, Energy, and Material sectors. The weight in the Financials, Industrials, and Real Estate sectors was roughly in line with the benchmark. The Fund held no positions in the Utilities sector.
Outlook
U.S. equity markets moved higher in the first quarter as investors responded favorably to vaccine deployment and additional government support. The first quarter brought a continuation of the market leadership that started with the November vaccine announcements. More cyclical and smaller cap segments with higher correlation to economic activity outperformed the broad market. With many U.S. equity indexes at or near all-time highs at the end of the quarter, many investors are shifting attention to portfolio positioning considerations as the pandemic wanes. We believe there are pockets of the market where valuations are stretched, but in aggregate, the market is around fair value. Importantly, this does not relinquish the possibility for reasonable returns going forward. We believe market breadth is healthy and the economy is likely to accelerate in 2021 due to stimulus, job gains, higher consumer savings and corporate cash on the balance sheet driving pent up demand. As the economy accelerates over the near term coming out of COVID-19, we will continue to monitor inflation as a key risk to what we view as a relatively favorable backdrop for U.S. equities.
Since the latter half of the first quarter 2020, we have been gradually shifting portfolio weight from COVID-19 beneficiaries to more economically sensitive opportunities while keeping the general focus on higher return on capital businesses that are mispriced. We added cyclical exposure to the Fund’s portfolio in what we believe are attractive business models that have high barriers to entry. We have shifted down in market cap over the past year. Many of the areas added to over the past year have been and will continue to be impacted by COVID-19 in the near term. In our view, the net result of this activity has been an upgrade to the Fund’s portfolio in terms of price to intrinsic value. We believe these shifts combined with continued disciplined execution of our process will benefit the Fund going forward.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Focused Fund - Class A*, the Russell 3000® Index and the S&P 500® Index
Average Annual Total Returns**
Touchstone Focused Fund	1 Year	5 Years	10 Years
Class A	60.90%	13.67%	12.85%
Class C*	67.10%	14.17%	12.96%
Class Y	69.89%	15.37%	13.83%
Institutional Class	70.00%	15.45%	13.95%
Russell 3000® Index	62.53%	16.64%	13.79%
S&P 500® Index	56.35%	16.29%	13.91%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class C shares was April 12, 2012. Class C shares performance information was calculated using the historical performance of Class Y shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class C shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.
The Frank Russell Company (FRC) is the source and owner of the Russell 3000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Global ESG Equity Fund
Sub-Advised by Rockefeller & Co., LLC
Investment Philosophy
The Touchstone Global ESG Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of U.S. and non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.
Fund Performance
The Touchstone Global ESG Equity Fund (Class A Shares) outperformed its benchmark, the MSCI All Country World Index, for the 12-month period ended March 31, 2021. The Fund’s total return was 55.86% (calculated excluding the maximum sales charge), while the total return of the benchmark was 54.60%.
Market Environment
The 12-month period ending March 31, 2021 started with lockdowns and the shutting down of large parts of the global economy due to the COVID-19 pandemic. This unprecedented economic crisis prompted many governments to respond with extremely aggressive monetary and fiscal stimulus. In the U.S., the combination of the Paycheck Protection Program, $600 of extra weekly unemployment benefits, and $1200 stimulus checks to many individuals, helped to stunt the negative impacts of the massive economic contraction. In Europe, the crisis galvanized governments into a proposal to jointly issue bonds to fund a 750-billion-euro economic recovery plan for the European Union. As the year progressed, despite a severe second wave of the COVID-19 pandemic sweeping across the Americas and Europe, global equity markets continued their strong performance to end the 2020 calendar year. Positive vaccine news was one catalyst as travel and “return to work” stocks performed well stemming from strong efficacy and safety data from Pfizer Inc. and Moderna Inc. (both Health Care sector). Even failure to pass a timely stimulus bill that had been expected in July, which was only completed just before year-end, did not shake market faithful.
As countries across the world then raced to distribute vaccines, investors pivoted with the same haste out of both ‘stay-at-home’ and less cyclical stocks in favor of more economically sensitive Energy and Financials sector stocks. The markets welcomed the results of the Georgia Senate run-off elections along with the outcome’s potential for enabling additional stimulus. Investors did not have to wait long as President Biden promptly delivered a $1.9 trillion COVID-19 relief package and closed out the period with a proposed $2.3 trillion infrastructure plan. Sharp increases in U.S. Treasury yields seemed to foreshadow the inevitable inflation that one would expect as a result of the U.S. spending close to 20% of GDP in fiscal stimulus.
Portfolio Review
Both the Fund’s sector allocation and stock selection contributed to relative performance during the period while currency was a slight headwind. The Fund benefited from strong selection in the Industrials sector as the rebound in some of the more economically cyclical stocks offset negative selection in the Health Care sector. Agricultural equipment manufacturer Deere & Co. (Industrials sector) was the largest contributor as higher grain prices and replacement demand for agricultural equipment added to the company’s strong results. Telecommunications provider, Verizon Communications Inc. (Communication Services sector), was the largest detractor as the market rebound was led by stocks with higher economic cyclicality leading to the less cyclical Verizon underperforming on a relative basis. North America was the best performing region, followed by Europe, which more than offset the negative impact of stock selection in Japan.
The Fund made several changes during the volatile 12-month period. In the second quarter of 2020, we initiated multiple new positions including Discover Financial Services (Financials sector), Crown Holdings Inc. (Materials sector) and Svenska Handelsbanken AB (Financials sector). To fund these positions we exited several stocks including Comcast Corp. (Communication Services sector), Fifth Third Bancorp (Financials sector) and PT Bank Rakyat Indonesia (Financials sector). During the third quarter of 2020, we initiated positions including Reinsurance Group of America Inc. (Financials sector), Roche Holding AG (Health Care sector) and Tele2 AB (Communication Services sector) while also exiting positions including Total SA (Energy sector) and Alphabet Inc. (Communication Services sector). The Fund continued to take advantage of the market volatility and initiated several new positions during the fourth quarter of 2020, including in Globe Life Inc. (Financials sector), Medical Properties Trust Inc. (Real Estate sector) and Alibaba Group Holding Ltd. (Consumer Discretionary sector). To fund these purchases, we sold several positions including GlaxoSmithKline PLC (Health Care sector) and Crown Holdings Inc. Most recently, the Fund initiated several new positions during the first quarter of 2021, including Eli Lilly and Co. (Health Care sector), Hitachi Ltd. (Industrials

Management's Discussion of Fund Performance (Unaudited) (Continued)
sector), and United Rentals Inc. (Industrials sector) while several positions including Verizon Communications Inc., KDDI Corp. (Communication Services sector) and Umicore SA (Materials sector), were sold to fund opportunities that we believed to be more attractive.
Eli Lilly is a U.S.-based pharmaceutical company that manufactures therapeutic solutions for diabetes, obesity, cancer and neurological disorders. We have an above-consensus outlook for Tirzepatide, Lilly’s new drug for treatment of obesity and diabetes. We believe positive datasets in the next several months coupled with the launch of Tirzepatide should lead to upward consensus revisions over time. We believe this drug has a chance to be among the world’s leading revenue generators. The company also has a robust oncology outlook thanks to Verzenio, a drug to treat breast cancer, and Loxo Oncology, a company they acquired in 2019. Our future ESG engagement activity with Eli Lilly will center on addressing the scrutiny of drug pricing verses actual costs. Hitachi is a Japanese multinational conglomerate operating in the IT, energy and industrial equipment industries. Within its energy segment, Hitachi's recent acquisition of ABB’s Power Grids business now makes the company the largest supplier of grid equipment and solutions. As such, we believe it will benefit from utility companies modernizing the grid to accommodate the transition to solar, wind and electric vehicles. While Hitachi's acquisitions have strained labor relations, specifically within its acquired firms and employees, the company has made considerable progress in addressing flexible work schedules and has typically kept senior management at the acquired companies intact. United Rentals, based in the U.S., is the world’s largest equipment rental company providing a full range of construction and industrial equipment. We believe the company has the potential to benefit from increases in U.S. infrastructure spending. Additionally, with the significant increase in commodity costs including steel, we believe United Rentals, as an owner of machinery equipment rather than a producer, should not only be shielded from this increase in costs, but will likely profit due to the value of its existing fleet increasing as new equipment prices rise to offset inflation. Material ESG issues for the company center around the environmental impact of transporting equipment to customers and the safety of its workers and customers. In efforts to reduce its impact, United Rentals has been utilizing route optimization software, along with more efficient vehicles to transport equipment to customers. As it relates to safety, despite recent acquisition and integration activity, the company’s total recordable incident rate remains below industry peers.
Outlook
We believe the newly announced spending plans in the U.S. will likely create opportunities in the coming years for many companies, many of which we think are not being priced into earnings estimates. We continue to believe the opportunity in the market lies in identifying good companies that exist somewhere between the reopening themes that have enjoyed a large (and in some cases unjustified) recovery and the expensive growth names, especially those in Information Technology, that benefited from COVID-19 driven spending.
Sectors where we are seeing the biggest opportunities include Industrials, where we believe companies should see meaningful earnings growth from increased U.S. spending, as well as Financial Services, which may benefit from forthcoming inflation expectations and any resulting rise in interest rates.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Global ESG Equity Fund - Class A* and the MSCI All Country World Index
Average Annual Total Returns**
Touchstone Global ESG Equity Fund	1 Year	5 Years	10 Years
Class A	48.04%	10.75%	9.60%
Class C	53.55%	11.16%	9.57%
Class Y	56.22%	12.36%	10.53%
Institutional Class*	56.21%	12.40%	10.55%
MSCI All Country World Index	54.60%	13.21%	9.14%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was May 4, 2015. Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to May 4, 2015. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Index measures the equity market performance of developed and emerging markets.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Growth Opportunities Fund
Sub-Advised by Westfield Capital Management Company, L.P.
Investment Philosophy
The Touchstone Growth Opportunities Fund seeks long-term growth of capital by primarily investing in stocks of U.S. companies with large, medium and small market capitalizations. The Fund’s portfolio managers place focus on companies they believe to have demonstrated records of achievement with excellent prospects for earnings growth over a 1- to 3-year period. Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.
Fund Performance
The Touchstone Growth Opportunities Fund (Class A Shares) underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period ended March 31, 2021. The Fund’s total return was 62.56% (calculated excluding the maximum sales charge), while the total return of the benchmark was 64.31%.
Market Environment
The primary market drivers throughout the past 12 months were the COVID-19 pandemic, related restrictions on economic activity and massive government stimulus efforts to counter the pandemic's economic impacts. The macroeconomic backdrop was highly volatile. After suffering the worst GDP decline on record (-31.4%) in the second quarter 2020, third quarter GDP rebounded 33.4%. Fourth quarter U.S. GDP data released in March indicated another above trend growth rate (4.3% annualized), driven by economic reopening and a rebound in overall economic activity from the COVID-19 induced lockdowns. U.S. employment also reflected the economic rebound as the unemployment rate declined to 6.0% in March from a high reading of 14.7% in April 2020.
Within the Russell 3000® Growth Index, all sectors generated positive returns. Real Estate was the weakest sector, but only on a relative basis. From a style perspective, value equities outperformed growth in the small- and mid-cap segments, but large-cap growth equities continued to outpace their large-cap value counterparts.
Portfolio Review
The Fund’s relative underperformance was driven by stock selection within the Consumer Discretionary sector and drag from the Fund’s cash position also detracted. This was partially offset by positive selection contribution within the Financials and Industrials sectors and an underweight to the Consumer Staples sector.
The relative contribution from the Consumer Staples sector was mainly driven by the Fund’s strategic avoidance of many companies within this market-trailing segment. The Fund has maintained a structural underweight to the sector believing that stocks in the segment largely fail to meet our disciplined growth and valuation criteria. Additionally, many of the headwinds experienced from decreased demand and associated stockpiling provide a challenging comparative environment in relative terms. As a result, we believe stocks in this group, in general, will struggle relative to other pockets of the market where the fundamental backdrop is stronger.
Financials also contributed to relative returns during the period. LPL Financial Holdings Inc., a platform provider for brokerage and investment advisory services, was the largest contributor to relative results. The company’s stock lagged in early 2020 after the U.S. Federal Reserve Board (Fed) cut target interest rates to zero which directly impacted profits. However, the company’s continued success growing assets organically combined with a bounce in asset prices and, more recently, higher interest rates, resulted in renewed enthusiasm for the stock. Following the recent outperformance, we sold the Fund’s position on strength and used the capital to rotate into other ideas which had more relative upside, in our opinion. Also contributing to returns was the Fund’s investment in global financial services company, Morgan Stanley. Morgan Stanley has benefited from robust capital markets activity. Additionally, we believe investors have gained a new appreciation for the fact that a large portion of Morgan Stanley’s earnings now comes from less capital intensive businesses such as wealth management and asset management. Looking forward, we continue to have conviction in Morgan Stanley and think its excess capital should be returned to shareholders via increased share buybacks.
Industrials was also additive to relative results. Advanced Drainage Systems, Inc., a manufacturer of water drainage structures and supplies, was the largest contributor to relative results. The company continued to benefit from strong end-market performance and increased adoption of the plastic drainage pipes it sells in place of traditional materials like concrete. Its recent acquisition has been accretive and shows management competence in conducting mergers and acquisitions (M&A), and we remain confident in its continued strong execution. Also adding to relative results was the investment in ITT, Inc., a manufacturer of engineered components and customized technology. ITT’s outperformance was driven by strength in its auto braking business, and investor

Management's Discussion of Fund Performance (Unaudited) (Continued)
expectations for improvement in its heavy industrial & aero franchise. We continue to have conviction in ITT given its quality management team with a solid track record of success, strong free cash flow conversion and quality balance sheet.
Consumer Discretionary was the primary source of relative weakness during the period. Strong stock selection within housing-related stocks that benefited from the pandemic and more recovery-oriented stocks within hotels restaurants & leisure was outweighed by lack of exposure to select speculative investments within Autos. Building and home improvement retailer Home Depot also detracted from relative results. Despite continued robust demand, Home Depot lost ground at the end of 2020 as investors rotated into harder hit segments of the consumer economy following positive vaccine news and elevated expectations for a post-pandemic environment. In March 2021, we sold the Fund’s position in Home Depot, rotating the capital into Costco Wholesale Corporation as we believe that Costco has more potential from here as the economy reopens and consumers return to in-person shopping.
Information Technology also detracted from relative results during the period. Fidelity National Information Services, Inc., a digital payments network provider, was the top source of weakness in the sector. The stock lagged during the second quarter of 2020 as more volatile stocks outperformed. In addition, the impact to the merchant segment from a COVID-19 related halt to travel spending also negatively impacted results. We continue to view Fidelity National as a high-quality company with a long runway for growth in all of its businesses including strong competitive advantages in global e-commerce and integrated payments. In addition, we think the market is not appreciating the positive momentum in Fidelity National’s legacy banking segment as the company has recently signed contracts to provide technology to multiple large banks.
The most notable theme in managing the Fund’s positioning has been the increase to cyclically sensitive areas of the market. This has been a focus for several months now as we continue to believe there is significant earnings upside potential in cyclicals and recovery-oriented stocks. As a result, we have added to the Fund’s cyclical/recovery exposure and it is currently overweight cyclicals (includes Industrials, Materials, Energy, Financials, Consumer Discretionary & Semiconductor). This overweight is most notable in the Fund’s overweight positioning to Industrials, Financials, and Materials.
The Fund’s largest sector change was in Health Care, as we rotated capital into more cyclically sensitive/recovery-oriented investments during the period. Despite these changes, the Fund continues to have a healthy absolute weight in Health Care and we believe the sector has a good secular backdrop and great innovation, especially within biopharma & medical devices, which we believe should continue to be rewarded.
It is important to remember that we take a bottom-up, fundamental approach when identifying securities for inclusion within the Fund and sector exposures are the result of our fundamental conviction in individual companies.
Outlook
Moving forward, expectations for a robust economic recovery largely appear to be discounted into current valuations. With high expectations, only those companies best able to execute in months ahead will be able to retain their premium valuations. There is renewed investor focus on pricing power and durable earnings amidst tighter supply chains and the return of inflation, which play to our strengths as active managers focused intently on identifying those attributes in the companies in which we invest. To that end, we remain confident in the Fund’s positioning in high quality growth companies which trade at reasonable valuations.
We continue to believe there is significant earnings upside potential in cyclicals and recovery-oriented stocks. We believe having a barbell approach of both cyclicals and secular growth stocks trading at reasonable valuations should be an effective recipe in 2021 and the years to come. Over the last several years we witnessed the rise of growth-at-any-price as a leading investment strategy. With an explosive economic recovery immediately ahead, rising interest rates, and the return of inflation, we anticipate P/E multiple compression, and a major mean reversion for aggressive growth and momentum stocks. We are seeing investor focus returning to tried-and-true valuation criteria like free cash flow, earnings growth, and return of capital. We believe the recent gains of value indices relative to growth reflect this trend change and is likely just the start of a multi-year story. In this environment, Growth-At-A-Reasonable-Price as an investment strategy should be poised to substantiate its value once again to investors, over the long term.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Growth Opportunities Fund - Class A* and the Russell 3000® Growth Index
Average Annual Total Returns**
Touchstone Growth Opportunities Fund	1 Year	5 Years	10 Years
Class A	54.43%	18.40%	13.48%
Class C	60.29%	18.90%	13.48%
Class Y	62.93%	20.11%	14.44%
Institutional Class	63.13%	20.23%	14.56%
Russell 3000® Growth Index	64.31%	20.87%	16.35%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Growth Fund
Sub-Advised by Westfield Capital Management Company, L.P.
Investment Philosophy
The Touchstone Mid Cap Growth Fund seeks to increase the value of Fund shares by primarily investing in stocks of mid-cap U.S. companies. The Fund’s portfolio managers place focus on companies that they believe to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1-to-3-year period. Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.
Fund Performance
The Touchstone Mid Cap Growth Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended March 31, 2021. The Fund’s total return was 61.98% (calculated excluding the maximum sales charge), while the total return of the benchmark was 68.61%.
Market Environment
The primary market drivers throughout the past 12 months were the COVID-19 pandemic, related restrictions on economic activity and massive government stimulus efforts to counter the pandemic's economic impacts. The macroeconomic backdrop was highly volatile. After suffering the worst GDP decline on record (-31.4%) in the second quarter 2020, third quarter GDP rebounded 33.4%. Fourth quarter U.S. GDP data released in March indicated another above trend growth rate (4.3% annualized), driven by economic reopening and a rebound in overall economic activity from the COVID-19 induced lockdowns. U.S. employment also reflected the economic rebound as the unemployment rate declined to 6.0% in March from a high reading of 14.7% in April 2020.
Within the Russell Midcap® Growth Index, all sectors generated positive returns. Consumer Staples was the weakest sector, but only on a relative basis. From a style perspective, value equities outperformed growth in the small- and mid-cap segments, but large-cap growth equities continued to outpace their large-cap value counterparts.
Portfolio Review
The Fund’s relative underperformance was driven by stock selection within the Health Care, Real Estate and Consumer Discretionary sectors. An underweight to the outperforming Communication Services sector and drag from the Fund’s cash position also detracted. These detractors were partially offset by strong stock selection in the Information Technology, Communication Services and Materials sectors.
Health Care was the top detractor from relative results over the period. Targeted therapeutics company Ascendis Pharma was one of the worst relative performers in the sector over the period. Poor sentiment weighed on Ascendis following a venture capital distribution of stock that was disliked by large shareholders and a sell-side ratings downgrade. Additionally, recent restrictive decisions from the FDA put additional downward pressure on the stock. Despite the transitory negative sentiment, we continue to favor the company’s catalyst-rich path for the remainder of the year and what we believe to be flawless product development.
Consumer Discretionary was also a source of weakness during the period. The second quarter of 2020 presented challenges for the group as consumer spending patterns shifted towards home-related categories and away from travel and entertainment. The adoption of ecommerce spending accelerated dramatically, and pent-up demand for certain categories was exhausted as the rolling economic re-opening progressed. These events resulted in a sharp recovery in many group segments after big declines in the first quarter of 2020, creating a market backdrop that was tough to keep pace with despite healthy portfolio representation in many of these key emerging themes. Off-priced retailer Ross Stores Inc., detracted from performance as overall retail store closures and the uncertain pace of sales recovery kept a lid on the group. We remain optimistic about Ross’ potential to benefit from a highly favorable buying environment for acquiring quality merchandise at compelling prices. Ross may also see intermediate and long-term benefits from industry consolidation as apparel retail bankruptcies result in additional store closures.
Information Technology was the top source of relative strength during the period. Twilio Inc., a developer of cloud-based communications software and services, was the top performer in the sector. Twilio reported strong results and it surfaced as a key COVID-19 beneficiary in a way that we believe most investors did not expect. The company has seen an acceleration in the adoption of certain products and experienced broadening of its total addressable market. We continue to like Twilio because it serves a large market opportunity and could emerge as a structurally stronger and faster-growing business on the other side of COVID-19. Additionally, a company that added to relative returns and has been a clear beneficiary of the COVID-19 environment has been Square Inc. The adoption of, and the demand for, the technology Square provides small businesses has dramatically increased as a result of the current environment. In addition, the resiliency of small businesses has been noteworthy and this

Management's Discussion of Fund Performance (Unaudited) (Continued)
recognition of the durability of Square’s business drove strong relative returns. We sold the Fund’s position in the fourth quarter of 2020 as the stock had reached our price target and we believed the valuation was stretched.
Consumer Staples was another relative contributor to returns due to the Fund’s lack of exposure to this market-trailing segment. We have maintained a structural underweight to the sector believing that stocks in the segment largely fail to meet our disciplined growth and valuation criteria. Additionally, many of the headwinds experienced from decreased demand and associated stockpiling provide a challenging comparative environment in relative terms. As a result, we believe stocks in this group, in general, will struggle relative to other pockets of the market where the fundamental backdrop is stronger.
The most notable theme in managing the Fund’s positioning has been the increase to cyclically sensitive areas of the market. This has been a focus for several months now, as we continue to believe there is significant earnings potential in cyclicals and recovery-oriented stocks. As a result, we have added to the Fund’s cyclical/recovery exposure and it is currently overweight cyclicals (includes Industrials, Financials, Consumer Discretionary & Semiconductors).
The Fund’s largest sector weight change was in Communication Services, as we rotated capital into more recovery-oriented investments within the sector during the period. Despite the increase in absolute weight, the Fund is relatively underweight the sector as we believe many of the constituents are trading at excessive valuations that don’t fit our GARP philosophy.
It is important to remember that we take a bottom-up, fundamental approach when identifying securities for inclusion within the Fund and sector exposures are the result of our fundamental conviction in individual companies.
Outlook
Moving forward, expectations for a robust economic recovery largely appear to be discounted into current valuations. With high expectations, we believe only those companies best able to execute in the months ahead will be able to retain their premium valuations. There is renewed investor focus on pricing power and durable earnings amidst tighter supply chains and the return of inflation, which play to our strengths as active managers focused intently on identifying those attributes in the companies in which we invest. To that end, we remain confident in the Fund’s positioning in high quality growth companies which trade at reasonable valuations.
We continue to believe there is significant earnings upside potential in cyclicals and recovery-oriented stocks. We believe having a barbell approach of both cyclicals and secular growth stocks trading at reasonable valuations should be an effective recipe in 2021 and the years to come. Over the last several years we witnessed the rise of growth-at-any-price as a leading investment strategy. With an explosive economic recovery immediately ahead, rising interest rates, and the return of inflation, we anticipate P/E multiple compression, and a major mean reversion for aggressive growth and momentum stocks. We are seeing investor focus returning to tried-and-true valuation criteria like free cash flow, earnings growth, and return of capital. We believe the recent gains of value indices relative to growth reflect this trend change and is likely just the start of a multi-year story. In this environment, we think Growth-At-A-Reasonable-Price as an investment strategy should be poised to substantiate its value once again to investors, over the long term.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Growth Fund - Class A* and the Russell Midcap® Growth Index
Average Annual Total Returns**
Touchstone Mid Cap Growth Fund	1 Year	5 Years	10 Years
Class A	53.88%	16.41%	12.18%
Class C	59.65%	16.88%	12.18%
Class Y	62.40%	18.09%	13.15%
Class R6*	62.58%	18.17%	13.24%
Institutional Class*	62.50%	18.16%	13.24%
Russell Midcap® Growth Index	68.61%	18.39%	14.11%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares and Institutional Class shares was February 10, 2020 and April 1, 2011, respectively. Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to April 1, 2011. Class R6 shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to February 10, 2020. The returns have been restated for fees applicable to Class R6 and Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares, and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital Emerging Markets Growth Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital Emerging Markets Growth Fund seeks long-term capital appreciation. The Fund invests in equity and equity-related securities issued by companies located in Emerging or Frontier Markets countries. The Fund’s sub-advisor, Sands Capital Management, LLC, uses a “bottom-up” approach to investment selection that focuses on a company’s long-term business fundamentals, as opposed to sector or regional allocations. Sands Capital seeks companies that have: sustainable above-average earnings growth; a leadership position in a promising business space; significant competitive advantages such as profitability, superior quality or distribution relative to competitors or strong brand and consumer loyalty; a clear mission in an understandable business model; financial strength; and a rational valuation in relation to competitors, the market and business prospects.
Fund Performance
The Touchstone Sands Capital Emerging Markets Growth Fund (Class A Shares) outperformed its benchmark, the MSCI Emerging Markets Index, for the 12-month period ended March 31, 2021. The Fund’s total return was 87.06% (calculated excluding the maximum sales charge), while the total return of the benchmark was 58.39%.
Market Environment
A number of fundamental and technical factors contributed to demand for the Emerging Markets equities asset class, including improving economic and earnings expectations, positioning, relative valuations, and weaker U.S. dollar.
The strength was broad-based, with almost every constituent country trading higher. Taiwan and Korea were among the top-performing countries while Argentina and the Philippines underperformed the benchmark. Argentina was the only negative returning constituent country.
All benchmark sectors appreciated during the period. The Information Technology and Materials sectors led results within the benchmark. Real Estate and Consumer Staples sectors, though positive, were the weakest performing within the benchmark during the strong rally.
Portfolio Review
The Fund outperformed its benchmark during the 12-month period due to positive stock selection that overcame negative allocation and currency effects. Digital stay-at-home beneficiaries drove the Fund’s results for the period, with positive selection effect overwhelming negative currency effect and muted allocation effect. From a regional perspective, Asia/Pacific ex-Japan contributed most to relative results. No regions detracted, but Mid-East & Africa contributed least. From a sector perspective, Communication Services and Health Care were the top contributors, while the Materials sector was the only detractor from a stock selection perspective.
Among the top relative individual contributors to investment results were Sea Ltd., MercadoLibre Inc. and Anta Sports Products Ltd. Sea was supported by strong results from its core gaming and ecommerce businesses. Sea’s flagship game Free Fire continued to deliver robust growth and engagement, and in 2020 it was again the most-downloaded mobile game globally. Ecommerce platform Shopee delivered $12 billion in gross merchandise volume in the quarter (113 % year-over-year growth) and was the third most-downloaded shopping app globally in 2020. Beyond gaming and ecommerce, SeaMoney (digital financial services) processed nearly $3 billion in total payment volume, reaching 23 million quarterly paying users for its mobile wallet. MercadoLibre rose during the period in response to strong ecommerce and payments volume growth on the platform. We believe growth-driving initiatives, such as logistics and first-party sales, remain in early stages, with ample room for continued optimization and scale. Anta Sports Products rose as the company continued to execute on its “multi-brand, omnichannel, full coverage” strategy. The recently announced direct-to-consumer strategy further bolstered the stock as the company continues to build on its success with the FILA brand and tailwind from growing sports participation in China.
Among the top relative detractors were CD Projekt SA, Tencent Music Entertainment Group, and Allegro.EU SA. CD Projekt declined following the release of its highly anticipated Cyberpunk 2077 game in December 2020. Despite initial stellar reviews and record-breaking presales, many consumers found the game to be nearly unplayable on current-generation consoles, due to glitches and bugs. Our research indicates this was more of a tactical issue—one of execution—rather than a structural issue that affects the business’ long-term earnings power. Tencent Music sold off in March 2021 mainly due to technical factors related to liquidations at a hedge fund. We believe this decline was unrelated to fundamentals. Tencent Music’s fourth-quarter 2020 results showed positive progress on all key elements of our investment case. Competition fears pressured Allegro as Amazon.com Inc. launched in Poland.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Notably, Amazon launched with little discounting or marketing, and remained behind Allegro in terms of daily app downloads. While we continue to closely monitor the competitive situation, we have high conviction that Allegro will remain Poland’s ecommerce winner long term.
During the period, we purchased XP Inc., ICICI Prudential Life Insurance Company, Hangzhou Tigermed Consulting Co. Ltd., Allegro.EU SA, Kaspi.KZ JSC, CD Projekt SA, JD Health International Inc., and Tencent Music Entertainment Group. We sold SM Prime Holdings Inc., MakeMyTrip, Grupo Aeroportuario del Sureste SAB de CV, Housing Development Finance Corp., NagaCorp Ltd., Baidu Inc., Mail.ru Group, Sunny Optical Technology Company Limited, and BeiGene.
The Fund’s regional and sector exposures are largely a byproduct of our bottom-up investment process. General portfolio positioning remained directionally unchanged. Emerging Asia remained the strategy’s largest absolute regional weight, largely due to the strategy’s China and India exposures. Latin America was the largest regional overweight. Mid-East & Africa was the smallest absolute regional weight, and Asia/Pacific ex-Japan was the smallest relative weight. From a sector perspective, Consumer Discretionary was the largest absolute and relative weight. The Fund had a 0% weight to the Energy and Utilities sectors. Information Technology was the largest underweight.
Outlook
Change creates opportunity, and as growth investors, we are seeking to position the Fund on the right side of change. Within emerging markets, we believe the opportunity set is structurally shifting; what was once a “catch-up” story is now one of pro-growth reform and technology-driven innovation. This is resulting in an opportunity set that’s much larger and different than in the past.
Digitalization is one key driver of this change, and what we view as a decades-long secular trend. Today we see several areas where digitalization is transforming daily life:
•  Early ecommerce: Ecommerce penetration of retail sales remains under 10% in several highly populated regions of the world, with local leaders likely to capture much of the opportunity. These include Eastern Europe, Latin America, and Southeast Asia.
•  Enterprise transformation: Digital technologies are introducing new capabilities and disrupting the status quo in several industries, changing how consumers access services and interact with companies. IT and R&D spending continues to shift toward innovations that make processes more accurate, efficient, and safe.
•  Financial penetration: Approximately a third of the world’s adult population remains unbanked, and most live in emerging markets. New technologies are enabling access to basic financial products and services, including asset management, durable-goods financing, and insurance.
We continue to seek select businesses capable of delivering sustainable above-average earnings growth over several years. Within emerging markets, we believe that the Fund needs to be positioned to benefit from the key enablers and beneficiaries of the digital revolution that is transforming so many facets of everyday life.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Emerging Markets Growth Fund - Class A* and the MSCI Emerging Markets Index
Average Annual Total Returns**
Touchstone Sands Capital Emerging Markets Growth Fund	1 Year	5 Years	Since Inception*
Class A*	77.68%	16.49%	10.62%
Class C*	84.70%	16.81%	10.62%
Class Y*	87.71%	17.98%	11.74%
Institutional Class*	87.79%	18.09%	11.83%
MSCI Emerging Markets Index	58.39%	12.07%	6.44%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was November 16, 2018, November 16, 2018, May 9, 2014 and May 9, 2014, respectively. Class A shares and Class C shares performance information was calculated using the historical performance of Class Y shares for periods prior to November 16, 2018. The returns have been restated for sales loads and fees applicable to Class A and Class C shares. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Tabular Presentation of Portfolio of Investments (Unaudited)
March 31, 2021
The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Flexible Income Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	47.0%
AA/Aa	0.1
A/A	5.2
BBB/Baa	8.3
BB/Ba	13.5
B/B	7.6
Not Rated	18.3
100.0%
Credit Quality*(% of Preferred Stocks)
AA/Aa	1.8
BBB/Baa	54.8
BB/Ba	27.8
CCC	0.8
Not Rated	14.8
100.0%
Sector Allocation**(% of Net Assets)
Fixed Income Securities	59.1%
Preferred Stocks
Financials	10.7
Utilities	2.4
Energy	1.8
Communication Services	0.2
Investment Funds	9.1
Short-Term Investment Funds	13.1
Other Assets/Liabilities (Net)	3.6
Total	100.0%
Touchstone Focused Fund

Sector Allocation**(% of Net Assets)
Information Technology	21.8%
Consumer Discretionary	17.2
Communication Services	15.5
Financials	12.7
Industrials	10.6
Health Care	10.5
Real Estate	3.9
Consumer Staples	3.3
Materials	1.5
Energy	1.1
Short-Term Investment Fund	2.0
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Global ESG Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
United States	54.3%
Germany	8.1
France	6.2
Japan	6.1
Sweden	4.4
South Korea	2.8
Italy	2.7
Canada	2.3
China	2.1
Switzerland	1.8
United Kingdom	1.7
India	1.7
Singapore	1.6
Netherlands	1.2
Thailand	0.8
Denmark	0.6
Exchange-Traded Funds	1.0
Short-Term Investment Fund	0.7
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolio of Investments (Unaudited) (Continued)
Touchstone Growth Opportunities Fund

Sector Allocation*(% of Net Assets)
Information Technology	41.4%
Health Care	13.5
Consumer Discretionary	12.6
Industrials	11.6
Communication Services	11.4
Financials	4.3
Materials	1.7
Consumer Staples	1.6
Real Estate	1.6
Short-Term Investment Fund	0.4
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Mid Cap Growth Fund

Sector Allocation*(% of Net Assets)
Information Technology	31.3%
Health Care	22.7
Industrials	16.8
Consumer Discretionary	13.0
Financials	5.5
Communication Services	4.7
Materials	2.0
Real Estate	1.7
Short-Term Investment Fund	2.5
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%
Touchstone Sands Capital Emerging Markets Growth Fund

Geographic Allocation(% of Net Assets)
Common Stocks
China	32.0%
India	21.3
Taiwan	15.6
Argentina	8.5
Brazil	6.4
Russia	4.0
Hong Kong	3.5
Indonesia	1.5
Kazakhstan	1.5
Thailand	1.3
Poland	1.1
Vietnam	0.5
Short-Term Investment Fund	3.0
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Flexible Income Fund – March 31, 2021
Principal Amount		Market Value
	Corporate Bonds — 27.5%
	Financials — 12.4%
$ 3,378,000	Bank of New York Mellon Corp. (The), Ser G, 4.700%(A)	$ 3,659,894
16,003,000	Charles Schwab Corp. (The), Ser G, 5.375%(A)	17,739,325
7,814,000	Citigroup, Inc., Ser Q, (3M LIBOR +4.095%), 4.289%(A)(B)	7,774,930
1,179,000	Citigroup, Inc., Ser R, (3M LIBOR +4.478%), 4.672%(A)(B)	1,181,638
4,775,000	Citigroup, Inc., Ser V, 4.700%(A)	4,808,425
6,134,000	Citigroup, Inc., Ser W, 4.000%(A)	6,193,807
12,391,000	Citizens Financial Group, Inc., Ser F, 5.650%(A)	13,661,077
5,506,000	Fifth Third Bancorp, Ser L, 4.500%(A)	5,847,372
4,423,000	Huntington Bancshares, Inc., Ser F, 5.625%(A)	4,916,165
13,386,000	Regions Financial Corp., Ser D, 5.750%(A)	14,741,332
11,043,000	Truist Financial Corp., Ser Q, 5.100%(A)	12,023,066
5,172,000	Wells Fargo & Co., 3.900%(A)	5,223,203
		97,770,234
	Energy — 5.6%
24,808,000	BP Capital Markets PLC (United Kingdom), 4.875%(A)	26,575,570
4,302,000	Energy Transfer Operating LP, (3M LIBOR +3.018%), 3.223%, 11/1/66(B)	2,989,890
3,121,000	Energy Transfer Operating LP, Ser G, 7.125%(A)	3,040,790
11,421,000	MPLX LP, Ser B, 6.875%(A)	11,421,000
		44,027,250
	Utilities — 5.0%
14,830,000	Edison International, 5.375%(A)	15,089,525
23,090,000	Sempra Energy, 4.875%(A)	24,706,300
		39,795,825
	Consumer Discretionary — 4.5%
24,491,000	Macy's, Inc., 144a, 8.375%, 6/15/25	27,116,680
8,434,000	Marriott Ownership Resorts, Inc., 144a, 6.125%, 9/15/25	8,957,988
		36,074,668
	Total Corporate Bonds	$217,667,977
	Agency Collateralized Mortgage Obligations — 22.2%
27,757,128	FHLMC Multifamily Structured Pass Through Certificates, Ser K104, Class X1, 1.127%, 1/25/30(B)(C)(D)	2,355,656
47,450,320	FHLMC Multifamily Structured Pass Through Certificates, Ser K109, Class X1, 1.583%, 4/25/30(B)(C)(D)	5,781,788
34,563,933	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class X1, 1.698%, 4/25/30(B)(C)(D)	4,453,086
7,005,157	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class X3, 3.404%, 6/25/48(B)(C)(D)	1,791,474
28,800,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class XAM, 1.868%, 4/25/30(B)(C)(D)	4,346,640
34,781,918	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class X1, 1.572%, 5/25/30(B)(C)(D)	4,268,079
15,310,315	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class X3, 3.176%, 4/25/48(B)(C)(D)	3,715,778
35,663,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class XAM, 1.796%, 5/25/30(B)(C)(D)	5,179,748
66,962,427	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class X1, 1.433%, 5/25/30(B)(C)(D)	7,574,107
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 22.2% (Continued)
$ 15,300,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class X3, 3.001%, 7/25/48(B)(C)(D)	$ 3,488,652
10,630,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class XAM, 1.662%, 5/25/30(B)(C)(D)	1,448,597
55,698,211	FHLMC Multifamily Structured Pass Through Certificates, Ser K113, Class X1, 1.387%, 6/25/30(B)(C)(D)	6,090,143
10,743,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K113, Class XAM, 1.590%, 6/25/30(B)(C)(D)	1,410,517
19,500,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K114, Class X3, 2.736%, 8/25/48(B)(C)(D)	4,024,782
21,702,896	FHLMC Multifamily Structured Pass Through Certificates, Ser K115, Class X3, 2.958%, 9/25/48(B)(C)(D)	4,893,356
26,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K116, Class X3, 3.021%, 9/25/47(B)(C)(D)	6,045,668
39,700,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K117, Class XAM, 1.435%, 9/25/30(B)(C)(D)	4,780,499
24,034,533	FHLMC Multifamily Structured Pass Through Certificates, Ser K118, Class X3, 2.693%, 10/25/48(B)(C)(D)	5,036,033
11,576,808	FHLMC Multifamily Structured Pass Through Certificates, Ser K120, Class X3, 2.740%, 11/25/48(B)(C)(D)	2,483,563
16,073,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K121, Class X3, 2.772%, 11/25/48(B)(C)(D)	3,544,498
9,700,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K122, Class X3, 2.631%, 1/25/49(B)(C)(D)	2,010,003
7,569,056	FHLMC Multifamily Structured Pass Through Certificates, Ser K123, Class X3, 2.628%, 2/25/49(B)(C)(D)	1,550,903
9,255,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K124, Class X3, 2.620%, 2/25/49(B)(C)(D)	1,924,077
16,150,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K125, Class X3, 2.654%, 2/25/49(B)(C)(D)	3,433,505
38,058,448	FHLMC Multifamily Structured Pass Through Certificates, Ser K127, Class X3, 2.746%, 3/25/49(B)(C)(D)	7,983,981
35,471,574	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1515, Class X1, 1.513%, 2/25/35(B)(C)(D)	5,542,671
5,835,659	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1515, Class X3, 3.680%, 3/25/38(B)(C)(D)	2,180,570
47,427,434	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1516, Class X1, 1.512%, 5/25/35(B)(C)(D)	7,827,049
18,435,033	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1516, Class X3, 3.456%, 10/25/38(B)(C)(D)	6,657,864
34,982,808	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1517, Class X1, 1.334%, 7/25/35(B)(C)(D)	5,077,506

Touchstone Flexible Income Fund (Continued)
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 22.2% (Continued)
$ 52,485,811	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1517, Class X3, 3.284%, 8/25/38(B)(C)(D)	$ 17,742,403
11,201,391	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1519, Class X3, 2.800%, 12/25/38(B)(C)(D)	3,266,461
15,100,238	FHLMC Multifamily Structured Pass Through Certificates, Ser K739, Class X3, 2.849%, 11/25/48(B)(C)(D)	2,383,462
16,196,664	FHLMC Multifamily Structured Pass Through Certificates, Ser K741, Class X3, 2.533%, 3/25/49(B)(C)(D)	2,299,907
53,425,761	FRESB 2020-SB81Mortgage Trust, Ser 2020-SB81, Class X1, 1.078%, 10/25/40(B)(C)(D)	4,228,751
33,416,794	FRESB Mortgage Trust, Ser 2020-SB79, Class X1, 1.236%, 7/25/40(B)(C)(D)	2,305,562
45,647,220	FRESB Mortgage Trust, Ser 2021-SB82, Class X1, 1.136%, 10/25/40(B)(C)(D)	3,226,254
57,448,866	FRESB Mortgage Trust, Ser 2021-SB83, Class X1, 0.875%, 1/25/41(B)(C)(D)	4,202,810
34,250,000	FRESB Mortgage Trust, Ser 2021-SB84, Class X1, 0.672%, 1/25/41(B)(C)(D)	1,722,641
5,466,995	GNMA, Ser 2012-147, Class IO, 0.579%, 4/16/54(B)(C)(D)	112,871
21,097,093	GNMA, Ser 2016-110, Class IO, 0.951%, 5/16/58(B)(C)(D)	1,178,650
27,187,971	GNMA, Ser 2016-158, Class IO, 0.795%, 6/16/58(B)(C)(D)	1,338,048
32,860,215	GNMA, Ser 2016-52, Class IO, 0.820%, 3/16/58(B)(C)(D)	1,538,282
30,628,520	GNMA, Ser 2017-76, Class IO, 0.892%, 12/16/56(B)(C)(D)	1,719,427
23,154,623	GNMA, Ser 2017-94, Class IO, 0.566%, 2/16/59(B)(C)(D)	1,028,012
	Total Agency Collateralized Mortgage Obligations	$175,194,334
Shares
	Preferred Stocks — 15.1%
	Financials — 10.7%
597,440	AGNC Investment Corp., Ser F, 6.125%(A)	14,135,430
493,052	Annaly Capital Management, Inc., Ser I, 6.750%(A)	12,508,729
446,648	Ares Management Corp., Ser A, 7.000%(A)	11,411,856
217,122	Bank of America Corp., Ser EE, 6.000%(A)	5,428,050
128,065	Bank of America Corp., Ser GG, 6.000%(A)	3,483,368
307,420	GMAC Capital Trust I, Ser 2, (3M LIBOR +5.785%), 5.983%, 2/15/40(B)	7,833,062
113,837	Hartford Financial Services Group, Inc. (The), 7.875%, 4/15/42	3,055,385
17,276	JPMorgan Chase & Co., Ser BB, 6.150%(A)	440,884
124,252	JPMorgan Chase & Co., Ser JJ, 4.550%(A)	3,183,336
254,594	National Rural Utilities Cooperative Finance Corp., Ser US, 5.500%, 5/15/64	6,728,920
84,703	PartnerRe Ltd. (Bermuda), Ser H, 7.250%(A)	2,140,445
144,582	Reinsurance Group of America, Inc., 6.200%, 9/15/42	3,884,918
136,380	Stifel Financial Corp., 5.200%, 10/15/47	3,549,971
190,829	Virtus AllianzGI Convertible & Income Fund, Ser A, 5.625%(A)	5,037,886
70,650	Wells Fargo & Co., Ser Z, 4.750%(A)	1,803,695
		84,625,935
Shares		MarketValue

	Utilities — 2.4%
349,698	Brookfield Renewable Partners LP (Canada), Ser 17, 5.250%(A)	$ 9,116,627
241,181	Duke Energy Corp., Ser A, 5.750%(A)	6,668,655
126,633	Entergy Louisiana LLC, 4.875%, 9/1/66	3,222,810
670	Entergy New Orleans LLC, 5.000%, 12/1/52	17,089
		19,025,181
	Energy — 1.8%
22,839	Enbridge, Inc. (Canada), Ser 1, 5.949%(A)	454,953
90,996	Enbridge, Inc. (Canada), Ser 5, 5.375%(A)	1,742,573
46,849	Enbridge, Inc. (Canada), Ser J, 4.887%(A)	871,391
32,865	Enbridge, Inc. (Canada), Ser L, 4.959%(A)	628,708
426,035	Energy Transfer Operating LP, Ser E, 7.600%(A)	10,186,497
		13,884,122
	Communication Services — 0.2%
69,235	AT&T, Inc. , 5.350%, 11/1/66	1,812,572
	Total Preferred Stocks	$119,347,810
	Investment Funds — 9.1%
631,461	BlackRock Corporate High Yield Fund, Inc.±	7,413,352
73,745	BlackRock Credit Allocation Income Trust±	1,082,577
85,719	BlackRock Debt Strategies Fund, Inc.±†	942,909
94,038	BlackRock Ltd. Duration Income Trust±†	1,575,136
62,062	BlackRock Municipal Income Trust±†	930,930
444,552	BlackRock MuniVest Fund, Inc.±	4,134,334
37,952	BlackRock MuniYield Quality Fund III, Inc.±†	541,196
19,728	Cohen & Steers Ltd. Duration Preferred & Income Fund, Inc.±†	515,295
117,689	Eaton Vance Municipal Bond Fund±	1,565,264
99,219	First Trust High Income Long/Short Fund±	1,500,191
26,692	First Trust Intermediate Duration Preferred & Income Fund±†	639,273
482,714	Invesco Municipal Opportunity Trust±†	6,362,171
117,978	Invesco Municipal Trust±†	1,557,310
1,501,838	Invesco Senior Income Trust±†	6,307,720
392,823	Invesco Trust for Investment Grade Municipals±†	5,295,254
149,681	John Hancock Premium Dividend Fund±†	2,234,737
308,005	Nuveen AMT-Free Quality Municipal Income Fund±†	4,564,634
1,538,241	Nuveen Credit Strategies Income Fund±†	9,998,566
104,375	Nuveen Preferred & Income Opportunities Fund±†	990,519
115,860	Nuveen Preferred & Income Securities Fund±†	1,126,159
247,936	Nuveen Quality Municipal Income Fund±†	3,753,751
248,476	Wells Fargo Income Opportunities Fund±	2,097,137
924,038	Western Asset High Income Opportunity Fund, Inc.±	4,694,113
117,465	Western Asset High Yield Defined Opportunity Fund, Inc.±	1,812,485
	Total Investment Funds	$71,635,013
Principal Amount
	Non-Agency Collateralized Mortgage Obligations — 4.0%
$ 70,045	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(B)(D)	71,229
5,581	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (12M LIBOR +1.625%), 1.905%, 12/25/32(B)	5,553
156,735	Morgan Stanley Mortgage Loan Trust, Ser 2004-7AR, Class 2A6, 2.568%, 9/25/34(B)(D)	159,850
4,710,289	New Residential Mortgage Loan Trust, Ser 2020-RPL2, Class A1, 144a, 3.578%, 8/25/25(B)(D)	4,799,379
12,187,254	Pretium Mortgage Credit Partners I LLC, Ser 2020-RPL1, Class A1, 144a, 3.819%, 5/27/60(B)(D)	12,266,673

Touchstone Flexible Income Fund (Continued)
Principal Amount		MarketValue
	Non-Agency Collateralized Mortgage Obligations — 4.0% (Continued)
$ 2,763,818	PRPM LLC, Ser 2020-2, Class A1, 144a, 3.671%, 8/25/25(B)(D)	$ 2,794,327
9,771	RALI Series Trust, Ser 2004-QS6, Class A1, 5.000%, 5/25/19	9,206
12,375,356	Redwood Funding Trust, Ser 2020-1, Class A, 144a, 4.750%, 7/27/59(B)(D)	11,444,414
	Total Non-Agency Collateralized Mortgage Obligations	$31,550,631
	Commercial Mortgage-Backed Securities — 2.9%
29,948,809	BANK, Ser 2020-BN26, Class XA, 1.237%, 3/15/63(B)(C)(D)	2,599,670
3,020,640	Harvest Commercial Capital Loan Trust, Ser 2019-1, Class A, 144a, 3.290%, 9/25/46(B)(D)	3,038,228
6,788,275	VCC Trust, Ser 2020-MC1, Class A, 144a, 4.500%, 6/25/45(B)(D)	6,806,217
4,901,747	Velocity Commercial Capital Loan Trust, Ser 2019-2, Class A, 144a, 3.130%, 7/25/49(B)(D)	4,968,344
5,401,996	Velocity Commercial Capital Loan Trust, Ser 2020-1, Class AFX, 144a, 2.610%, 2/25/50(B)(D)	5,463,438
	Total Commercial Mortgage-Backed Securities	$22,875,897
	Asset-Backed Securities — 2.5%
352,857	Arivo Acceptance Auto Loan Receivables Trust, Ser 2019-1, Class A, 144a, 2.990%, 7/15/24	357,210
96,152	Conseco Finance Corp., Ser 1998-4, Class A7, 6.870%, 4/1/30(B)(D)	97,759
21,657	JFIN CLO Ltd. (Cayman Islands), Ser 2014-1A, Class AR, 144a, (3M LIBOR +0.950%), 1.174%, 4/21/25(B)	21,660
369,180	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	410,642
4,290,338	New Residential Mortgage Loan Trust, Ser 2020-NPL2, Class A1, 144a, 3.228%, 8/25/60(B)(D)	4,324,734
3,000,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-1A, Class D, 144a, (3M LIBOR +6.000%), 6.155%, 4/20/29(B)	3,015,084
5,697,289	PRPM LLC, Ser 2020-1A, Class A1, 144a, 2.981%, 2/25/25(B)(D)	5,709,962
5,592,581	VCAT LLC, Ser 2020-NPL1, Class A1, 144a, 3.671%, 8/25/50(B)(D)	5,648,173
	Total Asset-Backed Securities	$19,585,224
Shares
	Short-Term Investment Funds — 13.1%
100,298,029	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	100,298,029
3,187,193	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	3,187,193
	Total Short-Term Investment Funds	$103,485,222
	Total Investment Securities—96.4% (Cost $742,334,174)	$761,342,108
	Other Assets in Excess of Liabilities — 3.6%	28,310,044
	Net Assets — 100.0%	$789,652,152
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2021.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(D)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
±	Closed-end Fund.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2021 was $3,120,515.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2021.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
FHLMC – Federal Home Loan Mortgage Corporation
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
GNMA – Government National Mortgage Association
IO – Interest Only
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, these securities were valued at $106,732,511 or 13.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$217,667,977	$—	$217,667,977
Agency Collateralized Mortgage Obligations	—	175,194,334	—	175,194,334
Preferred Stocks	117,605,237	1,742,573	—	119,347,810
Investment Funds	71,635,013	—	—	71,635,013
Non-Agency Collateralized Mortgage Obligations	—	31,550,631	—	31,550,631
Commercial Mortgage-Backed Securities	—	22,875,897	—	22,875,897
Asset-Backed Securities	—	19,585,224	—	19,585,224
Short-Term Investment Funds	103,485,222	—	—	103,485,222
Total	$292,725,472	$468,616,636	$—	$761,342,108
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Focused Fund – March 31, 2021
Shares		Market Value
	Common Stocks — 98.1%
	Information Technology — 21.8%
433,946	Apple, Inc.	$ 53,006,504
277,874	Avnet, Inc.	11,534,550
115,125	International Business Machines Corp.	15,341,557
300,854	Microsoft Corp.	70,932,348
316,235	Oracle Corp.	22,190,210
121,057	salesforce.com, Inc.*	25,648,347
183,412	SS&C Technologies Holdings, Inc.	12,814,996
114,131	Texas Instruments, Inc.	21,569,618
68,143	Workday, Inc. - Class A*	16,928,765
		249,966,895
	Consumer Discretionary — 17.2%
68,036	Alibaba Group Holding Ltd. (China) ADR*	15,425,802
15,216	Amazon.com, Inc.*	47,079,521
179,061	Choice Hotels International, Inc.	19,211,455
117,183	Cracker Barrel Old Country Store, Inc.	20,258,597
141,827	Floor & Decor Holdings, Inc. - Class A*	13,541,642
317,577	frontdoor, Inc.*	17,069,764
149,926	Hilton Worldwide Holdings, Inc.	18,129,052
198,186	JD.com, Inc. (China) ADR*	16,713,025
115,893	Starbucks Corp.	12,663,628
442,349	Trip.com Group Ltd. (China) ADR*	17,530,291
		197,622,777
	Communication Services — 15.5%
30,247	Alphabet, Inc. - Class C*	62,569,852
471,905	Comcast Corp. - Class A	25,534,779
205,333	Facebook, Inc. - Class A*	60,476,728
289,405	Fox Corp. - Class A	10,450,415
36,942	Netflix, Inc.*	19,271,164
		178,302,938
	Financials — 12.7%
861,071	Bank of America Corp.	33,314,837
152,113	Berkshire Hathaway, Inc. - Class B*	38,860,308
120,012	Goldman Sachs Group, Inc. (The)	39,243,924
81,656	LPL Financial Holdings, Inc.	11,608,217
100,642	Signature Bank	22,755,156
		145,782,442
	Industrials — 10.6%
77,798	Allegiant Travel Co.	18,987,380
50,188	Deere & Co.	18,777,338
307,793	Hexcel Corp.	17,236,408
119,016	Hubbell, Inc.	22,242,900
55,696	Parker-Hannifin Corp.	17,568,189
344,391	Raytheon Technologies Corp.	26,611,093
		121,423,308
	Health Care — 10.5%
114,291	AmerisourceBergen Corp.	13,494,339
297,102	Bristol-Myers Squibb Co.	18,756,049
Shares		Market Value

	Health Care — (Continued)
147,455	HCA Healthcare, Inc.	$ 27,771,675
191,981	Johnson & Johnson	31,552,077
76,711	UnitedHealth Group, Inc.	28,541,862
		120,116,002
	Real Estate — 3.9%
314,841	Americold Realty Trust REIT	12,111,933
181,925	Jones Lang LaSalle, Inc.*	32,571,852
		44,683,785
	Consumer Staples — 3.3%
216,813	Monster Beverage Corp.*	19,749,496
200,357	Philip Morris International, Inc.	17,779,680
		37,529,176
	Materials — 1.5%
227,014	DuPont de Nemours, Inc.	17,543,642
	Energy — 1.1%
225,353	Exxon Mobil Corp.	12,581,458
	Total Common Stocks	$1,125,552,423
	Short-Term Investment Fund — 2.0%
23,166,103	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	23,166,103
	Total Investment Securities—100.1% (Cost $618,022,877)	$1,148,718,526
	Liabilities in Excess of Other Assets — (0.1%)	(1,022,562)
	Net Assets — 100.0%	$1,147,695,964
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,125,552,423	$—	$—	$1,125,552,423
Short-Term Investment Fund	23,166,103	—	—	23,166,103
Total	$1,148,718,526	$—	$—	$1,148,718,526
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Global ESG Equity Fund – March 31, 2021
Shares		Market Value
	Common Stocks — 98.4%
	United States — 54.3%
	Communication Services — 3.1%
74,571	Facebook, Inc. - Class A*	$ 21,963,397
	Consumer Discretionary — 3.8%
3,270	Amazon.com, Inc.*	10,117,641
145,660	Kohl's Corp.	8,682,793
62,558	Ralph Lauren Corp.	7,704,643
	Financials — 13.7%
185,027	Aflac, Inc.	9,469,682
237,871	Arch Capital Group Ltd.*	9,127,110
219,571	Discover Financial Services	20,857,049
651,224	First Horizon Corp.	11,012,198
114,324	Globe Life, Inc.	11,047,128
40,022	Progressive Corp. (The)	3,826,504
140,176	Reinsurance Group of America, Inc.	17,669,185
55,732	Willis Towers Watson PLC	12,755,940
	Health Care — 9.7%
56,313	Adaptive Biotechnologies Corp.*	2,267,161
33,775	Alnylam Pharmaceuticals, Inc.*	4,768,692
70,870	Becton Dickinson & Co.	17,232,040
63,154	BioMarin Pharmaceutical, Inc.*	4,768,759
73,248	Bridgebio Pharma, Inc.*	4,512,077
85,414	Cerner Corp.	6,139,558
46,442	Eli Lilly & Co.	8,676,294
62,282	Ionis Pharmaceuticals, Inc.*	2,800,199
72,858	Medtronic PLC	8,606,716
51,799	Neurocrine Biosciences, Inc.*	5,037,453
6,607	Regeneron Pharmaceuticals, Inc.*	3,126,036
	Industrials — 5.2%
227,112	Carrier Global Corp.	9,588,668
50,857	Deere & Co.	19,027,638
23,135	United Rentals, Inc.*	7,618,587
	Information Technology — 16.4%
95,320	Apple, Inc.	11,643,338
103,489	Applied Materials, Inc.	13,826,130
80,269	Fidelity National Information Services, Inc.	11,286,624
44,284	First Solar, Inc.*	3,865,993
42,355	Keysight Technologies, Inc.*	6,073,707
149,994	Micron Technology, Inc.*	13,230,971
134,103	Microsoft Corp.	31,617,464
68,878	New Relic, Inc.*	4,234,620
75,570	TE Connectivity Ltd.	9,756,843
45,510	Visa, Inc. - Class A	9,635,832
	Materials — 1.2%
24,886	Martin Marietta Materials, Inc.	8,357,217
	Real Estate — 1.2%
405,956	Medical Properties Trust, Inc. REIT	8,638,744
	Total United States	380,570,631
	Germany — 8.1%
	Consumer Discretionary — 1.4%
74,982	Continental AG*	9,925,707
	Industrials — 2.6%
326,356	Deutsche Post AG	17,904,174
	Materials — 2.2%
172,120	HeidelbergCement AG	15,638,472
	Real Estate — 1.9%
199,270	Vonovia SE	13,022,150
	Total Germany	56,490,503
Shares		Market Value

	France — 6.2%
	Industrials — 5.4%
266,972	Cie de Saint-Gobain*	$ 15,765,110
147,348	Schneider Electric SE	22,446,283
	Materials — 0.8%
34,094	Air Liquide SA	5,566,730
	Total France	43,778,123
	Japan — 6.1%
	Communication Services — 0.9%
10,900	Nintendo Co. Ltd.	6,143,627
	Consumer Discretionary — 4.1%
71,000	Denso Corp.	4,733,152
674,600	Panasonic Corp.	8,735,704
149,100	Sony Group Corp.	15,779,771
	Information Technology — 1.1%
161,700	Hitachi Ltd.	7,329,599
4,700	Kyocera Corp.	299,061
	Total Japan	43,020,914
	Sweden — 4.4%
	Communication Services — 1.4%
706,593	Tele2 AB - Class B	9,531,906
	Financials — 3.0%
1,110,557	Svenska Handelsbanken AB - Class A	12,073,089
509,294	Swedbank AB - Class A	8,979,810
	Total Sweden	30,584,805
	South Korea — 2.8%
	Communication Services — 1.7%
459,575	KT Corp. ADR*	5,717,113
256,798	KT Corp.	6,421,675
	Financials — 1.1%
157,365	KB Financial Group, Inc.	7,756,138
	Total South Korea	19,894,926
	Italy — 2.7%
	Utilities — 2.7%
1,936,362	Enel SpA	19,261,683
	Canada — 2.3%
	Financials — 1.0%
58,337	Intact Financial Corp.	7,148,801
	Materials — 1.3%
149,536	Agnico Eagle Mines Ltd.	8,644,676
	Total Canada	15,793,477
	China — 2.1%
	Consumer Discretionary — 2.1%
64,077	Alibaba Group Holding Ltd. ADR*	14,528,178
	Switzerland — 1.8%
	Health Care — 1.8%
37,880	Roche Holding AG	12,270,976
	United Kingdom — 1.7%
	Financials — 1.7%
19,840,517	Lloyds Banking Group PLC*	11,638,936
	India — 1.7%
	Financials — 1.7%
721,569	ICICI Bank Ltd. ADR*	11,566,751

Touchstone Global ESG Equity Fund (Continued)
Shares		Market Value
	Common Stocks — 98.4% (Continued)
	Singapore — 1.6%
	Financials — 0.8%
599,200	Oversea-Chinese Banking Corp. Ltd.	$ 5,242,405
	Real Estate — 0.8%
3,654,500	CapitaLand Integrated Commercial Trust REIT	5,913,341
	Total Singapore	11,155,746
	Netherlands — 1.2%
	Health Care — 1.2%
147,080	Koninklijke Philips NV*	8,387,294
	Thailand — 0.8%
	Industrials — 0.8%
2,481,300	Airports of Thailand PCL	5,496,383
	Denmark — 0.6%
	Industrials — 0.6%
21,754	Vestas Wind Systems A/S	4,487,564
	Total Common Stocks	$688,926,890
	Exchange-Traded Funds — 1.0%
8,944	iShares Core S&P 500 ETF	3,558,102
48,159	iShares Core MSCI EAFE ETF	3,469,856
	Total Exchange-Traded Funds	$7,027,958
	Short-Term Investment Fund — 0.7%
4,832,912	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞,Ω	4,832,912
	Total Investment Securities — 100.1% (Cost $499,174,866)	$700,787,760
	Liabilities in Excess of Other Assets — (0.1)%	(353,664)
	Net Assets — 100.0%	$700,434,096
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
ETF – Exchange-Traded Fund
PCL – Public Company Limited
PLC – Public Limited Company
REIT – Real Estate Investment Trust
S&P – Standards & Poor's
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$380,570,631	$—	$—	$380,570,631
Germany	—	56,490,503	—	56,490,503
France	—	43,778,123	—	43,778,123
Japan	—	43,020,914	—	43,020,914
Sweden	—	30,584,805	—	30,584,805
South Korea	5,717,113	14,177,813	—	19,894,926
Italy	—	19,261,683	—	19,261,683
Canada	15,793,477	—	—	15,793,477
China	14,528,178	—	—	14,528,178
Switzerland	—	12,270,976	—	12,270,976
United Kingdom	—	11,638,936	—	11,638,936
India	11,566,751	—	—	11,566,751
Singapore	—	11,155,746	—	11,155,746
Netherlands	—	8,387,294	—	8,387,294
Thailand	—	5,496,383	—	5,496,383
Denmark	—	4,487,564	—	4,487,564
Exchange-Traded Funds	7,027,958	—	—	7,027,958
Short-Term Investment Fund	4,832,912	—	—	4,832,912
Total	$440,037,020	$260,750,740	$—	$700,787,760
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Growth Opportunities Fund – March 31, 2021
Shares		Market Value
	Common Stocks — 99.7%
	Information Technology — 41.4%
94,678	Apple, Inc.	$ 11,564,918
24,190	Applied Materials, Inc.	3,231,784
5,980	Broadcom, Inc.	2,772,687
50,180	Cisco Systems, Inc.	2,594,808
22,399	Fidelity National Information Services, Inc.	3,149,523
13,877	Global Payments, Inc.	2,797,326
28,000	Lumentum Holdings, Inc.*	2,557,800
37,159	Microsoft Corp.	8,760,977
6,600	NVIDIA Corp.	3,523,938
15,920	PayPal Holdings, Inc.*	3,866,013
17,568	salesforce.com, Inc.*	3,722,132
7,831	ServiceNow, Inc.*	3,916,361
6,380	Twilio, Inc. - Class A*	2,174,049
22,862	Visa, Inc. - Class A	4,840,571
13,020	Workday, Inc. - Class A*	3,234,559
29,818	Zendesk, Inc.*	3,954,463
		66,661,909
	Health Care — 13.5%
40,460	AbbVie, Inc.	4,378,581
18,165	Ascendis Pharma A/S (Denmark) ADR*	2,341,105
3,915	Bio-Rad Laboratories, Inc. - Class A*	2,236,131
68,950	Boston Scientific Corp.*	2,664,918
5,410	DexCom, Inc.*	1,944,300
7,610	Humana, Inc.	3,190,492
13,670	ICON PLC (Ireland)*	2,684,378
4,972	Thermo Fisher Scientific, Inc.	2,269,121
		21,709,026
	Consumer Discretionary — 12.6%
3,742	Amazon.com, Inc.*	11,578,047
26,780	Darden Restaurants, Inc.	3,802,760
60,720	MGM Resorts International	2,306,753
59,281	National Vision Holdings, Inc.*	2,598,286
		20,285,846
	Industrials — 11.6%
23,260	Advanced Drainage Systems, Inc.	2,404,851
20,711	AMETEK, Inc.	2,645,416
32,759	ITT, Inc.	2,978,121
7,430	Rockwell Automation, Inc.	1,972,219
38,729	Sensata Technologies Holding PLC*	2,244,346
4,813	TransDigm Group, Inc.*	2,829,659
16,577	Union Pacific Corp.	3,653,737
		18,728,349
	Communication Services — 11.4%
4,541	Alphabet, Inc. - Class A*	9,365,903
25,419	Facebook, Inc. - Class A*	7,486,658
139,270	Zynga, Inc. - Class A*	1,421,947
		18,274,508
Shares		Market Value

	Financials — 4.3%
18,207	American Financial Group, Inc.	$ 2,077,419
32,370	Morgan Stanley	2,513,854
58,880	Synchrony Financial	2,394,061
		6,985,334
	Materials — 1.7%
17,810	Celanese Corp.	2,668,116
	Consumer Staples — 1.6%
7,430	Costco Wholesale Corp.	2,618,926
	Real Estate — 1.6%
59,940	Spirit Realty Capital, Inc. REIT	2,547,450
	Total Common Stocks	$160,479,464
	Short-Term Investment Fund — 0.4%
679,922	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	679,922
	Total Investment Securities—100.1% (Cost $91,592,033)	$161,159,386
	Liabilities in Excess of Other Assets — (0.1%)	(226,512)
	Net Assets — 100.0%	$160,932,874
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$160,479,464	$—	$—	$160,479,464
Short-Term Investment Fund	679,922	—	—	679,922
Total	$161,159,386	$—	$—	$161,159,386
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Growth Fund – March 31, 2021
Shares		Market Value
	Common Stocks — 97.7%
	Information Technology — 31.3%
290,889	Cognizant Technology Solutions Corp. - Class A	$ 22,724,249
106,151	FleetCor Technologies, Inc.*	28,515,343
190,672	Fortinet, Inc.*	35,163,730
165,827	Global Payments, Inc.	33,427,407
48,020	HubSpot, Inc.*	21,811,164
390,551	Lightspeed POS, Inc. (Canada)*	24,530,508
194,856	Microchip Technology, Inc.	30,245,548
46,342	MongoDB, Inc.*	12,393,241
587,223	NCR Corp.*	22,285,113
111,810	Nice Ltd. (Israel) ADR*	24,371,226
678,365	Nutanix, Inc. - Class A*	18,017,374
67,282	Palo Alto Networks, Inc.*	21,668,841
57,227	RingCentral, Inc. - Class A*	17,046,779
154,095	Splunk, Inc.*	20,876,791
78,860	Twilio, Inc. - Class A*	26,872,333
186,060	Xilinx, Inc.	23,052,834
337,229	Zendesk, Inc.*	44,723,310
		427,725,791
	Health Care — 22.7%
210,070	Ascendis Pharma A/S (Denmark) ADR*	27,073,822
290,187	BioMarin Pharmaceutical, Inc.*	21,912,020
72,300	Cooper Cos., Inc. (The)	27,769,707
86,121	DexCom, Inc.*	30,951,026
150,047	ICON PLC (Ireland)*	29,464,729
79,776	IDEXX Laboratories, Inc.*	39,035,195
91,004	Insulet Corp.*	23,744,764
80,959	Masimo Corp.*	18,593,044
29,834	Mettler-Toledo International, Inc.*	34,478,856
163,870	Rocket Pharmaceuticals, Inc.*	7,270,912
202,112	Seagen, Inc.*	28,065,272
120,319	STERIS PLC	22,918,363
		311,277,710
	Industrials — 16.8%
183,133	AMETEK, Inc.	23,391,578
456,568	AZEK Co., Inc. (The)*	19,198,684
27,913	CoStar Group, Inc.*	22,941,415
101,896	IDEX Corp.	21,328,871
105,106	Rockwell Automation, Inc.	27,899,337
45,780	Teledyne Technologies, Inc.*	18,936,897
171,546	Trane Technologies PLC	28,401,156
49,695	TransDigm Group, Inc.*	29,216,684
185,367	TransUnion	16,683,030
204,065	Waste Connections, Inc.	22,034,939
		230,032,591
	Consumer Discretionary — 13.0%
26,042	Chipotle Mexican Grill, Inc.*	37,000,995
67,281	Etsy, Inc.*	13,568,559
114,600	Expedia Group, Inc.	19,724,952
249,851	Ross Stores, Inc.	29,959,633
678,922	Tapestry, Inc.	27,978,376
Shares		Market Value

	Consumer Discretionary — (Continued)
81,686	Ulta Beauty, Inc.*	$ 25,254,861
139,722	Williams-Sonoma, Inc.	25,038,182
		178,525,558
	Financials — 5.5%
202,119	Arthur J Gallagher & Co.	25,218,387
61,138	MSCI, Inc.	25,633,941
589,732	Synchrony Financial	23,978,503
		74,830,831
	Communication Services — 4.7%
656,140	Fox Corp. - Class A	23,693,215
266,738	Live Nation Entertainment, Inc.*	22,579,372
54,859	Roku, Inc.*	17,871,417
		64,144,004
	Materials — 2.0%
183,131	Celanese Corp.	27,434,855
	Real Estate — 1.7%
84,442	Essex Property Trust, Inc. REIT	22,954,713
	Total Common Stocks	$1,336,926,053
	Short-Term Investment Fund — 2.5%
34,619,315	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	34,619,315
	Total Investment Securities—100.2% (Cost $942,471,319)	$1,371,545,368
	Liabilities in Excess of Other Assets — (0.2%)	(2,890,137)
	Net Assets — 100.0%	$1,368,655,231
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,336,926,053	$—	$—	$1,336,926,053
Short-Term Investment Fund	34,619,315	—	—	34,619,315
Total	$1,371,545,368	$—	$—	$1,371,545,368
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital Emerging Markets Growth Fund – March 31, 2021
Shares		Market Value
	Common Stocks — 97.2%
	China — 32.0%
	Communication Services — 9.3%
4,218,900	Tencent Holdings Ltd.	$ 336,700,095
3,383,520	Tencent Music Entertainment Group ADR*	69,328,325
	Consumer Discretionary — 16.7%
1,267,231	Alibaba Group Holding Ltd. ADR*	287,319,285
8,406,500	ANTA Sports Products Ltd.	137,882,373
2,136,119	JD Health International, Inc., 144a*	31,073,869
6,388,879	New Oriental Education & Technology Group, Inc. ADR*	89,444,306
880,658	Prosus NV	97,998,523
2,136,223	Trip.com Group Ltd. ADR*	84,658,517
	Consumer Staples — 1.5%
2,644,203	Foshan Haitian Flavouring & Food Co. Ltd. - Class A	64,718,659
	Health Care — 4.5%
3,461,650	Hangzhou Tigermed Consulting Co. Ltd., 144a*	68,937,375
10,089,500	Wuxi Biologics Cayman, Inc., 144a*	127,236,226
	Total China	1,395,297,553
	India — 21.3%
	Consumer Discretionary — 4.4%
2,930,503	Jubilant Foodworks Ltd.	117,056,295
3,445,870	Titan Co. Ltd.	73,675,100
	Consumer Staples — 2.5%
2,201,931	Britannia Industries Ltd.	109,485,328
	Financials — 9.5%
2,082,702	Bajaj Finance Ltd.	147,447,794
10,874,356	Bandhan Bank Ltd., 144a*	50,867,595
6,528,602	HDFC Bank Ltd.*	133,638,805
13,293,510	ICICI Prudential Life Insurance Co. Ltd., 144a*	81,167,256
	Health Care — 3.6%
3,978,454	Apollo Hospitals Enterprise Ltd.	158,309,331
	Materials — 1.3%
1,594,022	Asian Paints Ltd.	55,460,660
	Total India	927,108,164
	Taiwan — 15.6%
	Communication Services — 8.9%
1,732,927	Sea Ltd. ADR*	386,841,294
	Information Technology — 6.7%
2,469,028	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	292,036,632
	Total Taiwan	678,877,926
	Argentina — 8.5%
	Consumer Discretionary — 6.8%
200,637	MercadoLibre, Inc.*	295,365,753
	Information Technology — 1.7%
371,661	Globant SA*	77,160,540
	Total Argentina	372,526,293
	Brazil — 6.4%
	Consumer Staples — 0.9%
8,656,000	Raia Drogasil SA	38,692,219
	Financials — 2.3%
2,636,586	XP, Inc. - Class A*	99,320,194
	Industrials — 1.2%
4,736,015	Localiza Rent a Car SA	50,434,250
Shares		Market Value

	Brazil — (Continued)
	Information Technology — 2.0%
1,908,430	Pagseguro Digital Ltd. - Class A*	$ 88,360,309
	Total Brazil	276,806,972
	Russia — 4.0%
	Communication Services — 4.0%
2,737,121	Yandex NV - Class A*	175,339,971
	Hong Kong — 3.5%
	Financials — 2.7%
9,627,200	AIA Group Ltd.	117,805,838
	Health Care — 0.8%
1,269,253	Hutchison China MediTech Ltd. ADR*	35,856,397
	Total Hong Kong	153,662,235
	Indonesia — 1.5%
	Financials — 1.5%
31,380,900	Bank Central Asia Tbk PT	67,205,262
	Kazakhstan — 1.5%
	Financials — 1.5%
906,774	Kaspi.KZ JSC GDR	64,380,954
	Thailand — 1.3%
	Consumer Staples — 1.3%
25,797,000	CP ALL PCL*	56,959,776
	Poland — 1.1%
	Communication Services — 0.5%
391,116	CD Projekt SA*	18,922,091
	Consumer Discretionary — 0.6%
1,934,491	Allegro.eu SA, 144a*	27,202,020
	Total Poland	46,124,111
	Vietnam — 0.5%
	Real Estate — 0.5%
16,005,244	Vincom Retail JSC*	22,769,463
	Total Common Stocks	$4,237,058,680
	Short-Term Investment Fund — 3.0%
129,337,643	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞,Ω	129,337,643
	Total Investment Securities — 100.2% (Cost $3,144,417,202)	$4,366,396,323
	Liabilities in Excess of Other Assets — (0.2)%	(8,544,446)
	Net Assets — 100.0%	$4,357,851,877
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
JSC – Joint Stock Company
PCL – Public Company Limited
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, these securities were valued at $386,484,341 or 8.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Sands Capital Emerging Markets Growth Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$530,750,433	$864,547,120	$—	$1,395,297,553
India	—	927,108,164	—	927,108,164
Taiwan	678,877,926	—	—	678,877,926
Argentina	372,526,293	—	—	372,526,293
Brazil	276,806,972	—	—	276,806,972
Russia	175,339,971	—	—	175,339,971
Hong Kong	35,856,397	117,805,838	—	153,662,235
Indonesia	—	67,205,262	—	67,205,262
Kazakhstan	64,380,954	—	—	64,380,954
Thailand	56,959,776	—	—	56,959,776
Poland	27,202,020	18,922,091	—	46,124,111
Vietnam	—	22,769,463	—	22,769,463
Short-Term Investment Fund	129,337,643	—	—	129,337,643
Total	$2,348,038,385	$2,018,357,938	$—	$4,366,396,323
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
March 31, 2021
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Global ESG Equity Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Sands Capital Emerging Markets Growth Fund
Assets
Investments, at cost	$742,334,174	$618,022,877	$499,174,866	$91,592,033	$942,471,319	$3,144,417,202
Investments, at market value *	$761,342,108	$1,148,718,526	$700,787,760	$161,159,386	$1,371,545,368	$4,366,396,323
Cash	26,508,606	—	—	—	—	—
Cash deposits held at prime broker	4,608	—	—	—	—	—
Foreign currency †	—	—	476,072	—	—	12,481,497
Dividends and interest receivable	4,985,643	567,006	1,052,840	56,437	333,398	2,827,972
Receivable for capital shares sold	1,825,877	518,582	270,405	29,629	1,960,309	51,979,111
Receivable for investments sold	293,045	—	4,266,259	—	27,274,060	19,312,006
Receivable for securities lending income	11,519	132	125	—	—	—
Tax reclaim receivable	—	—	440,916	—	3,914	54,032
Other assets	29,254	22,382	21,501	15,518	18,472	96,614
Total Assets	795,000,660	1,149,826,628	707,315,878	161,260,970	1,401,135,521	4,453,147,555

Liabilities
Bank overdrafts	—	—	1,056,235	—	—	1,191,388
Payable for return of collateral for securities on loan	3,187,193	—	—	—	—	—
Deferred foreign capital gains tax	—	—	—	—	—	25,569,857
Payable for capital shares redeemed	882,569	721,063	459,800	63,318	30,259,524	10,186,181
Payable for investments purchased	276,264	—	4,422,950	—	—	52,920,262
Payable to Investment Advisor	348,683	602,646	387,493	95,961	844,209	3,743,228
Payable to other affiliates	149,573	168,989	136,917	30,379	256,866	490,401
Payable to Trustees	14,770	14,770	14,770	14,770	14,770	14,770
Payable for professional services	44,185	42,663	39,718	26,222	51,385	142,971
Payable for reports to shareholders	22,256	21,466	18,756	10,297	62,141	43,874
Payable for transfer agent services	408,799	542,251	335,626	79,319	857,549	919,677
Other accrued expenses and liabilities	14,216	16,816	9,517	7,830	133,846	73,069
Total Liabilities	5,348,508	2,130,664	6,881,782	328,096	32,480,290	95,295,678
Net Assets	$789,652,152	$1,147,695,964	$700,434,096	$160,932,874	$1,368,655,231	$4,357,851,877
Net assets consist of:
Paid-in capital	$774,491,783	$579,871,406	$464,609,552	$74,882,504	$832,918,811	$3,200,770,604
Distributable earnings (deficit)	15,160,369	567,824,558	235,824,544	86,050,370	535,736,420	1,157,081,273
Net Assets	$789,652,152	$1,147,695,964	$700,434,096	$160,932,874	$1,368,655,231	$4,357,851,877
*Includes market value of securities on loan of:	$3,120,515	$—	$—	$—	$—	$—
†Cost of foreign currency:	$—	$—	$475,115	$—	$—	$12,480,362
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Global ESG Equity Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Sands Capital Emerging Markets Growth Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$121,317,217	$48,418,508	$496,574,099	$56,877,100	$322,432,232	$20,369,314
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,915,058	828,690	18,984,157	1,384,747	8,550,880	958,664
Net asset value price per share*	$11.11	$58.43	$26.16	$41.07	$37.71	$21.25
Maximum sales charge - Class A shares	3.25%	5.00%	5.00%	5.00%	5.00%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$11.48	$61.51	$27.54	$43.23	$39.69	$22.37

Pricing of Class C Shares
Net assets applicable to Class C shares	$44,388,744	$25,241,105	$7,782,165	$1,853,113	$18,938,815	$9,637,043
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,057,049	467,651	360,376	62,093	911,098	460,918
Net asset value and offering price per share**	$10.94	$53.97	$21.59	$29.84	$20.79	$20.91

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$587,810,124	$1,058,713,098	$182,806,380	$30,741,759	$641,217,800	$1,460,472,892
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	52,718,992	17,914,581	6,730,072	713,561	16,161,376	68,389,334
Net asset value, offering price and redemption price per share	$11.15	$59.10	$27.16	$43.08	$39.68	$21.36

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$36,136,067	$15,323,253	$13,271,452	$71,460,902	$381,463,297	$2,867,372,628
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,243,235	258,055	487,867	1,627,889	9,498,879	133,574,286
Net asset value, offering price and redemption price per share	$11.14	$59.38	$27.20	$43.90	$40.16	$21.47

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$—	$4,603,087	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	—	114,548	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$40.18	$—
*	There is no sales load on subscriptions of $1 million or more for all funds except for Flexible Income Fund. There is no sales load on subscriptions of $500,000 or more for Flexible Income Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended March 31, 2021
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Global ESG Equity Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Sands Capital Emerging Markets Growth Fund
Investment Income
Dividends*	$10,630,236	$11,239,856	$10,899,061	$1,140,135	$6,559,463	$10,294,222
Interest	24,079,000	—	—	—	—	246
Income from securities loaned	306,281	112,695	75,617	—	3,861	7,815
Total Investment Income	35,015,517	11,352,551	10,974,678	1,140,135	6,563,324	10,302,283
Expenses
Investment advisory fees	4,125,675	6,116,896	4,066,691	1,231,724	9,524,765	26,924,253
Administration fees	1,027,327	1,372,103	885,977	233,139	1,930,478	3,786,754
Compliance fees and expenses	2,780	2,780	2,780	2,780	2,780	2,780
Custody fees	65,306	20,248	55,280	19,146	28,981	588,205
Professional fees	58,823	51,228	48,721	28,824	78,378	161,277
Transfer Agent fees, Class A	88,853	31,924	291,478	44,482	310,468	7,380
Transfer Agent fees, Class C	30,342	15,190	6,295	2,637	20,003	3,144
Transfer Agent fees, Class Y	415,554	651,505	108,549	31,977	607,842	679,805
Transfer Agent fees, Institutional Class	9,530	3,909	8,180	29,250	169,232	439,459
Registration Fees, Class A	16,185	15,685	20,441	14,173	22,396	18,456
Registration Fees, Class C	14,281	12,873	11,785	10,735	15,475	15,203
Registration Fees, Class Y	38,064	22,838	19,079	14,245	39,613	57,317
Registration Fees, Institutional Class	11,854	10,973	10,586	21,299	24,208	33,285
Registration Fees, Class R6	—	—	—	—	6,076	—
Interest expense on securities sold short	13,960	—	—	—	—	—
Reports to Shareholders, Class A	11,973	6,240	21,484	6,530	17,002	7,243
Reports to Shareholders, Class C	8,798	5,582	5,206	4,515	6,659	6,971
Reports to Shareholders, Class Y	35,836	35,568	19,211	5,751	83,881	65,061
Reports to Shareholders, Institutional Class	6,879	4,746	4,667	6,470	41,470	33,173
Reports to Shareholders, Class R6	—	—	—	—	3,930	—
Distribution expenses, Class A	285,242	93,224	922,490	127,737	782,148	23,819
Distribution and shareholder servicing expenses, Class C	482,670	242,918	77,886	24,094	211,296	38,840
Trustee fees	20,297	20,297	20,297	20,297	20,297	20,297
Other expenses	75,101	409,441	164,438	41,649	296,305	96,394
Total Expenses	6,845,330	9,146,168	6,771,521	1,921,454	14,243,683	33,009,116
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(364,729)	(16,065)	(71,031)	(223,763)	(38,995)	(34,654)
Fees recouped by the Advisor(A)	—	—	—	—	—	205,508
Net Expenses	6,480,601	9,130,103	6,700,490	1,697,691	14,204,688	33,179,970
Net Investment Income (Loss)	28,534,916	2,222,448	4,274,188	(557,556)	(7,641,364)	(22,877,687)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(B)	(9,177,396)	113,770,654	66,473,953	33,445,786	272,551,221	35,112,713
Net realized losses on securities sold short	(161,630)	—	—	—	—	—
Net realized gains on written options	5,930,667	—	—	—	—	—
Net realized losses on foreign currency transactions	—	—	(81,739)	—	—	(812,266)
Net change in unrealized appreciation (depreciation) on investments†	76,082,971	380,150,794	197,943,633	49,085,637	354,354,600	1,243,558,043
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	60,295	—	—	(26,127)
Net Realized and Unrealized Gains (Losses) on Investments	72,674,612	493,921,448	264,396,142	82,531,423	626,905,821	1,277,832,363
Change in Net Assets Resulting from Operations	$101,209,528	$496,143,896	$268,670,330	$81,973,867	$619,264,457	$1,254,954,676
*Net of foreign tax withholding of:	$38,134	$—	$931,330	$961	$55,281	$1,190,023
†Includes increase in deferred foreign capital gains tax of:	$—	$—	$—	$—	$—	$(25,569,857)
(A)	See Note 4 in Notes to Financial Statements.
(B)	For the year ended March 31, 2021, the Focused Fund and the Mid Cap Growth Fund had a redemption-in-kind of securities in the amount of $83,852,328 and $95,367,046, respectively. Net realized gains (losses) on investments includes the realized gain on the transaction of $45,698,438 and $38,393,973, respectively, which will not be recognized by the Fund for tax purposes.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
	Touchstone Flexible Income Fund		Touchstone Focused Fund		Touchstone Global ESG Equity Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
From Operations
Net investment income (loss)	$28,534,916	$23,108,862	$2,222,448	$5,283,320	$4,274,188	$6,545,251
Net realized gains (losses) on investments, securities sold short, written options and foreign currency transactions	(3,408,359)	20,295,405	113,770,654	60,441,510	66,392,214	(16,714,842)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	76,082,971	(68,835,404)	380,150,794	(132,563,075)	198,003,928	(67,784,463)
Change in Net Assets from Operations	101,209,528	(25,431,137)	496,143,896	(66,838,245)	268,670,330	(77,954,054)

Distributions to Shareholders:
Distributed earnings, Class A	(5,278,794)	(3,713,589)	(2,153,855)	(2,238,206)	(1,587,449)	(10,328,942)
Distributed earnings, Class C	(1,865,099)	(1,561,503)	(1,430,957)	(1,800,403)	—	(254,893)
Distributed earnings, Class Y	(26,122,141)	(17,755,930)	(53,264,171)	(55,429,651)	(940,684)	(5,179,635)
Distributed earnings, Institutional Class	(1,479,966)	(1,621,646)	(817,067)	(1,430,465)	(65,145)	(1,003,582)
Distributed earnings, Class R6	—	—	—	—	—	—
Total Distributions	(34,746,000)	(24,652,668)	(57,666,050)	(60,898,725)	(2,593,278)	(16,767,052)
Change in Net Assets from Share Transactions(A)	82,253,829	(5,366,375)	(36,832,260)	(124,573,848)	(78,741,029)	(104,176,982)

Total Increase (Decrease) in Net Assets	148,717,357	(55,450,180)	401,645,586	(252,310,818)	187,336,023	(198,898,088)

Net Assets
Beginning of period	640,934,795	696,384,975	746,050,378	998,361,196	513,098,073	711,996,161
End of period	$789,652,152	$640,934,795	$1,147,695,964	$746,050,378	$700,434,096	$513,098,073
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 40-42.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Growth Opportunities Fund		Touchstone Mid Cap Growth Fund		Touchstone Sands Capital Emerging Markets Growth Fund
For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020

$(557,556)	$125,712	$(7,641,364)	$(750,687)	$(22,877,687)	$7,850,785
33,445,786	18,958,191	272,551,221	79,103,794	34,300,447	(34,852,669)
49,085,637	(24,993,169)	354,354,600	(175,573,455)	1,243,531,916	(183,848,648)
81,973,867	(5,909,266)	619,264,457	(97,220,348)	1,254,954,676	(210,850,532)

(5,299,262)	(6,821,669)	(21,913,745)	(19,989,487)	—	(9,873)
(276,553)	(613,758)	(2,351,555)	(3,056,878)	—	(2,577)
(2,983,605)	(3,354,635)	(39,864,933)	(34,842,290)	—	(2,799,865)
(6,264,896)	(9,684,009)	(28,507,143)	(29,719,195)	—	(6,684,482)
—	—	(111,845)	—	—	—
(14,824,316)	(20,474,071)	(92,749,221)	(87,607,850)	—	(9,496,797)
(69,060,834)	27,850,599	(195,258,516)	124,630,719	1,791,364,885	687,708,219

(1,911,283)	1,467,262	331,256,720	(60,197,479)	3,046,319,561	467,360,890

162,844,157	161,376,895	1,037,398,511	1,097,595,990	1,311,532,316	844,171,426
$160,932,874	$162,844,157	$1,368,655,231	$1,037,398,511	$4,357,851,877	$1,311,532,316

Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Flexible Income Fund				Touchstone Focused Fund
	For the Year Ended March 31, 2021		For the Year Ended March 31, 2020		For the Year Ended March 31, 2021		For the Year Ended March 31, 2020
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	2,840,796	$31,345,303	1,969,290	$21,351,485	251,563	$12,943,588	123,655	$5,494,801
Reinvestment of distributions	403,612	4,461,293	292,070	3,150,421	35,107	1,821,706	44,106	1,944,038
Cost of Shares redeemed	(2,228,003)	(24,536,572)	(2,639,515)	(28,391,878)	(223,201)	(10,767,368)	(700,697)	(30,599,001)
Change from Class A Share Transactions	1,016,405	11,270,024	(378,155)	(3,889,972)	63,469	3,997,926	(532,936)	(23,160,162)
Class C
Proceeds from Shares issued	735,883	7,973,288	1,208,385	12,893,719	11,317	524,313	41,324	1,692,900
Reinvestment of distributions	146,221	1,591,133	119,434	1,270,064	28,001	1,345,159	39,440	1,622,944
Cost of Shares redeemed	(1,954,282)	(21,048,203)	(2,514,887)	(26,729,797)	(216,361)	(9,639,449)	(277,487)	(11,261,327)
Change from Class C Share Transactions	(1,072,178)	(11,483,782)	(1,187,068)	(12,566,014)	(177,043)	(7,769,977)	(196,723)	(7,945,483)
Class Y
Proceeds from Shares issued	19,864,583	220,062,508	20,459,737	222,117,191	396,405	19,966,667	600,464	26,350,973
Reinvestment of distributions	2,171,185	24,083,355	1,516,299	16,400,965	975,935	51,346,021	1,186,386	53,056,756
Cost of Shares redeemed	(15,443,838)	(169,306,158)	(18,501,937)	(195,714,021)	(1,950,332)	(95,698,599)	(3,696,500)	(160,703,579)
Change from Class Y Share Transactions	6,591,930	74,839,705	3,474,099	42,804,135	(577,992)	(24,385,911)	(1,909,650)	(81,295,850)
Institutional Class
Proceeds from Shares issued	1,396,030	15,517,816	1,723,705	18,730,017	1,838,766	89,867,250	161,940	7,140,567
Reinvestment of distributions	93,094	1,031,402	129,615	1,405,196	14,676	776,182	31,825	1,430,530
Cost of Shares redeemed	(806,241)	(8,921,336)	(4,778,658)	(51,849,737)	(2,008,192)	(99,317,730)	(459,600)	(20,743,450)
Change from Institutional Class Share Transactions	682,883	7,627,882	(2,925,338)	(31,714,524)	(154,750)	(8,674,298)	(265,835)	(12,172,353)
Change from Share Transactions	7,219,040	$82,253,829	(1,016,462)	$(5,366,375)	(846,316)	$(36,832,260)	(2,905,144)	$(124,573,848)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Global ESG Equity Fund				Touchstone Growth Opportunities Fund
For the Year Ended March 31, 2021		For the Year Ended March 31, 2020		For the Year Ended March 31, 2021		For the Year Ended March 31, 2020
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

396,735	$8,721,587	493,946	$10,169,304	87,918	$3,266,253	61,496	$2,058,524
60,977	1,507,353	454,776	9,783,738	130,107	5,057,274	201,139	6,464,623
(2,085,406)	(46,097,121)	(2,689,637)	(54,785,146)	(162,699)	(6,232,248)	(229,675)	(7,684,999)
(1,627,694)	(35,868,181)	(1,740,915)	(34,832,104)	55,326	2,091,279	32,960	838,148

26,993	529,386	39,062	670,788	2,453	68,989	15,450	391,648
—	—	12,459	220,907	9,531	269,741	20,275	495,111
(246,181)	(4,330,629)	(368,405)	(6,248,381)	(78,433)	(2,196,413)	(54,735)	(1,451,229)
(219,188)	(3,801,243)	(316,884)	(5,356,686)	(66,449)	(1,857,683)	(19,010)	(564,470)

1,187,900	26,934,242	2,590,628	54,554,611	225,691	7,953,280	445,257	15,830,929
34,565	886,951	215,559	4,821,697	71,950	2,931,242	98,237	3,286,034
(2,286,476)	(50,260,030)	(5,034,185)	(106,875,253)	(498,231)	(18,257,698)	(922,991)	(32,183,620)
(1,064,011)	(22,438,837)	(2,227,998)	(47,498,945)	(200,590)	(7,373,176)	(379,497)	(13,066,657)

219,555	5,270,130	369,505	7,892,739	290,108	10,798,698	1,759,821	61,464,438
1,577	40,541	42,505	951,605	150,998	6,264,896	284,991	9,684,009
(975,584)	(21,943,439)	(1,315,432)	(25,333,591)	(2,070,981)	(78,984,848)	(873,870)	(30,504,869)
(754,452)	(16,632,768)	(903,422)	(16,489,247)	(1,629,875)	(61,921,254)	1,170,942	40,643,578
(3,665,345)	$(78,741,029)	(5,189,219)	$(104,176,982)	(1,841,588)	$(69,060,834)	805,395	$27,850,599

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Mid Cap Growth Fund				Touchstone Sands Capital Emerging Markets Growth Fund
	For the Year Ended March 31, 2021		For the Year Ended March 31, 2020(A)		For the Year Ended March 31, 2021		For the Year Ended March 31, 2020
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,067,011	$34,084,944	2,138,686	$65,838,474	1,005,659	$20,130,781	301,881	$4,037,079
Reinvestment of distributions	541,386	19,879,699	586,059	18,135,023	—	—	633	9,119
Cost of Shares redeemed	(2,471,731)	(85,865,487)	(2,281,110)	(69,290,691)	(302,118)	(5,795,374)	(150,007)	(1,979,207)
Change from Class A Share Transactions	(863,334)	(31,900,844)	443,635	14,682,806	703,541	14,335,407	152,507	2,066,991
Class C
Proceeds from Shares issued	76,143	1,468,504	232,703	4,339,937	392,695	8,087,311	101,370	1,406,635
Reinvestment of distributions	111,664	2,265,668	155,736	2,823,487	—	—	153	2,194
Cost of Shares redeemed	(713,332)	(13,647,825)	(768,088)	(14,216,136)	(32,579)	(574,799)	(5,214)	(65,430)
Change from Class C Share Transactions	(525,525)	(9,913,653)	(379,649)	(7,052,712)	360,116	7,512,512	96,309	1,343,399
Class Y
Proceeds from Shares issued	3,838,529	135,254,385	6,073,933	187,749,638	49,959,576	1,004,168,771	21,621,094	290,726,041
Reinvestment of distributions	967,681	37,362,145	998,794	32,392,481	—	—	167,769	2,422,593
Cost of Shares redeemed	(4,940,786)	(175,997,171)	(5,609,694)	(179,197,024)	(18,838,544)	(356,921,406)	(8,698,323)	(113,245,684)
Change from Class Y Share Transactions	(134,576)	(3,380,641)	1,463,033	40,945,095	31,121,032	647,247,365	13,090,540	179,902,950
Institutional Class
Proceeds from Shares issued	7,022,230	257,938,408	6,573,558	212,452,733	76,112,190	1,483,255,179	47,823,401	639,645,558
Reinvestment of distributions	513,798	20,068,967	769,260	25,222,235	—	—	340,034	4,930,489
Cost of Shares redeemed	(11,629,901)	(432,407,355)	(5,111,765)	(161,621,938)	(19,830,368)	(360,985,578)	(10,574,079)	(140,181,168)
Change from Institutional Class Share Transactions	(4,093,873)	(154,399,980)	2,231,053	76,053,030	56,281,822	1,122,269,601	37,589,356	504,394,879
Class R6
Proceeds from Shares issued	120,268	4,562,600	70	2,500	—	—	—	—
Reinvestment of distributions	2,862	111,845	—	—	—	—	—	—
Cost of Shares redeemed	(8,652)	(337,843)	—	—	—	—	—	—
Change from Class R6 Share Transactions	114,478	4,336,602	70	2,500	—	—	—	—
Change from Share Transactions	(5,502,830)	$(195,258,516)	3,758,142	$124,630,719	88,466,511	$1,791,364,885	50,928,712	$687,708,219
(A)	Represents the period from commencement of operations (February 10, 2020) through March 31, 2020 for Class R6.
See accompanying Notes to Financial Statements.

Financial Highlights
Touchstone Flexible Income Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.05	$10.75	$10.81	$10.71	$10.58
Income (loss) from investment operations:
Net investment income	0.41	0.34	0.39	0.26	0.30
Net realized and unrealized gains (losses) on investments	1.16	(0.68)	(0.01)	0.11	0.11
Total from investment operations:	1.57	(0.34)	0.38	0.37	0.41
Distributions from:
Net investment income	(0.41)	(0.36)	(0.38)	(0.27)	(0.28)
Realized capital gains	(0.10)	—	(0.06)	—	—
Total distributions	(0.51)	(0.36)	(0.44)	(0.27)	(0.28)
Net asset value at end of period	$11.11	$10.05	$10.75	$10.81	$10.71
Total return(A)	15.72%	(3.33%)	3.59%	3.46%	3.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$121,317	$99,460	$110,460	$136,609	$49,544
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	1.04%	1.05%(B)	1.04%	1.06%(B)	1.10%(B)
Gross expenses (including dividend and interest expense on securities sold short)	1.09%	1.14%(C)	1.11%	1.14%(C)	1.30%(C)
Net investment income	3.79%	3.12%	3.50%	2.60%	2.74%
Portfolio turnover rate	103%	136%	171%	100%(D)	127%
Touchstone Flexible Income Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.90	$10.60	$10.67	$10.57	$10.44
Income (loss) from investment operations:
Net investment income	0.32	0.24	0.30	0.20	0.20
Net realized and unrealized gains (losses) on investments	1.15	(0.66)	(0.01)	0.09	0.13
Total from investment operations:	1.47	(0.42)	0.29	0.29	0.33
Distributions from:
Net investment income	(0.33)	(0.28)	(0.30)	(0.19)	(0.20)
Realized capital gains	(0.10)	—	(0.06)	—	—
Total distributions	(0.43)	(0.28)	(0.36)	(0.19)	(0.20)
Net asset value at end of period	$10.94	$9.90	$10.60	$10.67	$10.57
Total return(A)	14.89%	(4.09%)	2.77%	2.73%	3.22%
Ratios and supplemental data:
Net assets at end of period (000's)	$44,389	$50,767	$66,926	$100,800	$55,043
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	1.79%	1.80%(B)	1.79%	1.81%(B)	1.85%(B)
Gross expenses (including dividend and interest expense on securities sold short)	1.85%	1.91%(C)	1.86%	1.89%(C)	2.00%(C)
Net investment income	3.04%	2.37%	2.75%	1.85%	1.99%
Portfolio turnover rate	103%	136%	171%	100%(D)	127%
(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.04%, 1.06% and 1.09% and for Class C was 1.79%, 1.81% and 1.84% for the years ended March 31, 2020, 2018 and 2017, respectively.
(C)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.13%, 1.14% and 1.29% and for Class C was 1.90%, 1.89% and 1.99% for the years ended March 31, 2020, 2018 and 2017, respectively.
(D)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Multi-Asset Income Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Flexible Income Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.08	$10.78	$10.85	$10.75	$10.61
Income (loss) from investment operations:
Net investment income	0.44	0.37	0.42	0.31	0.32
Net realized and unrealized gains (losses) on investments	1.17	(0.68)	(0.02)	0.09	0.13
Total from investment operations:	1.61	(0.31)	0.40	0.40	0.45
Distributions from:
Net investment income	(0.44)	(0.39)	(0.41)	(0.30)	(0.31)
Realized capital gains	(0.10)	—	(0.06)	—	—
Total distributions	(0.54)	(0.39)	(0.47)	(0.30)	(0.31)
Net asset value at end of period	$11.15	$10.08	$10.78	$10.85	$10.75
Total return	16.07%	(3.07%)	3.75%	3.71%	4.28%
Ratios and supplemental data:
Net assets at end of period (000's)	$587,810	$464,910	$459,861	$628,693	$464,002
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	0.79%	0.80%(A)	0.79%	0.82%(A)	0.85%(A)
Gross expenses (including dividend and interest expense on securities sold short)	0.83%	0.87%(B)	0.84%	0.90%(B)	1.00%(B)
Net investment income	4.04%	3.37%	3.75%	2.84%	2.99%
Portfolio turnover rate	103%	136%	171%	100%(C)	127%
Touchstone Flexible Income Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.08	$10.78	$10.84	$10.74	$10.60
Income (loss) from investment operations:
Net investment income	0.45	0.40	0.44	0.33	0.33
Net realized and unrealized gains (losses) on investments	1.16	(0.70)	(0.02)	0.08	0.13
Total from investment operations:	1.61	(0.30)	0.42	0.41	0.46
Distributions from:
Net investment income	(0.45)	(0.40)	(0.42)	(0.31)	(0.32)
Realized capital gains	(0.10)	—	(0.06)	—	—
Total distributions	(0.55)	(0.40)	(0.48)	(0.31)	(0.32)
Net asset value at end of period	$11.14	$10.08	$10.78	$10.84	$10.74
Total return	16.19%	(3.02%)	3.95%	3.81%	4.28%
Ratios and supplemental data:
Net assets at end of period (000's)	$36,136	$25,798	$59,138	$86,578	$104,631
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	0.69%	0.70%(A)	0.69%	0.72%(A)	0.75%(A)
Gross expenses (including dividend and interest expense on securities sold short)	0.84%	0.88%(B)	0.82%	0.86%(B)	0.92%(B)
Net investment income	4.14%	3.47%	3.85%	2.94%	3.09%
Portfolio turnover rate	103%	136%	171%	100%(C)	127%
(A)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.79%, 0.82% and 0.84% and for Institutional Class was 0.69%, 0.72% and 0.74% for the years ended March 31, 2020, 2018 and 2017, respectively.
(B)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.86%, 0.90% and 0.99% and for Institutional Class was 0.87%, 0.86% and 0.91% for the years ended March 31, 2020, 2018 and 2017, respectively.
(C)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Multi-Asset Income Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Focused Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.45	$42.68	$42.93	$41.47	$36.68
Income (loss) from investment operations:
Net investment income (loss)(A)	(0.02)	0.14	0.14	0.17	0.15
Net realized and unrealized gains (losses) on investments	24.92	(3.56)	1.39	4.02	5.12
Total from investment operations:	24.90	(3.42)	1.53	4.19	5.27
Distributions from:
Net investment income	—	(0.10)	(0.01)	—	(0.14)
Realized capital gains	(2.92)	(2.71)	(1.77)	(2.73)	(0.34)
Total distributions	(2.92)	(2.81)	(1.78)	(2.73)	(0.48)
Net asset value at end of period	$58.43	$36.45	$42.68	$42.93	$41.47
Total return(B)	69.38%	(9.14%)	3.82%	10.13%	14.45%
Ratios and supplemental data:
Net assets at end of period (000's)	$48,419	$27,889	$55,399	$167,354	$425,366
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	1.22%(C)	1.20%(D)	1.20%	1.20%	1.20%
Gross expenses (including liquidity provider expenses)	1.22%(E)	1.19%	1.32%	1.29%	1.28%
Net investment income (loss)	(0.05%)	0.31%	0.32%	0.40%	0.39%
Portfolio turnover rate	18%(F)	13%	12%	8%(F)	20%
Touchstone Focused Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$34.06	$40.26	$40.89	$39.90	$35.54
Income (loss) from investment operations:
Net investment loss(A)	(0.36)	(0.18)	(0.18)	(0.14)	(0.13)
Net realized and unrealized gains (losses) on investments	23.19	(3.31)	1.32	3.86	4.94
Total from investment operations:	22.83	(3.49)	1.14	3.72	4.81
Distributions from:
Net investment income	—	—	—	—	(0.11)
Realized capital gains	(2.92)	(2.71)	(1.77)	(2.73)	(0.34)
Total distributions	(2.92)	(2.71)	(1.77)	(2.73)	(0.45)
Net asset value at end of period	$53.97	$34.06	$40.26	$40.89	$39.90
Total return(B)	68.10%	(9.80%)	3.03%	9.34%	13.56%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,241	$21,961	$33,875	$41,635	$53,776
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	1.96%(C)	1.95%	1.95%	1.94%	1.95%
Gross expenses (including liquidity provider expenses)	1.96%(E)	1.98%	1.95%	1.94%	1.97%
Net investment loss	(0.79%)	(0.44%)	(0.43%)	(0.34%)	(0.36%)
Portfolio turnover rate	18%(F)	13%	12%	8%(F)	20%
(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.20% and for Class C was 1.94% for the year ended March 31, 2021.
(D)	Net expenses include amounts recouped by the Advisor.
(E)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.20% and for Class C was 1.94% for the year ended March 31, 2021.
(F)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Focused Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.82	$43.12	$43.50	$42.21	$37.29
Income (loss) from investment operations:
Net investment income(A)	0.13	0.26	0.27	0.31	0.27
Net realized and unrealized gains (losses) on investments	25.21	(3.58)	1.39	4.08	5.22
Total from investment operations:	25.34	(3.32)	1.66	4.39	5.49
Distributions from:
Net investment income	(0.14)	(0.27)	(0.27)	(0.37)	(0.23)
Realized capital gains	(2.92)	(2.71)	(1.77)	(2.73)	(0.34)
Total distributions	(3.06)	(2.98)	(2.04)	(3.10)	(0.57)
Net asset value at end of period	$59.10	$36.82	$43.12	$43.50	$42.21
Total return	69.89%	(8.86%)	4.13%	10.43%	14.77%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,058,713	$680,934	$879,704	$972,273	$974,660
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	0.91%(B)	0.91%	0.91%	0.91%	0.92%
Gross expenses (including liquidity provider expenses)	0.91%(C)	0.91%	0.91%	0.91%	0.92%
Net investment income	0.27%	0.60%	0.61%	0.69%	0.68%
Portfolio turnover rate	18%(D)	13%	12%	8%(D)	20%
Touchstone Focused Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.98	$43.30	$43.68	$42.38	$37.45
Income (loss) from investment operations:
Net investment income(A)	0.16	0.30	0.30	0.34	0.30
Net realized and unrealized gains (losses) on investments	25.33	(3.60)	1.39	4.11	5.24
Total from investment operations:	25.49	(3.30)	1.69	4.45	5.54
Distributions from:
Net investment income	(0.17)	(0.31)	(0.30)	(0.42)	(0.27)
Realized capital gains	(2.92)	(2.71)	(1.77)	(2.73)	(0.34)
Total distributions	(3.09)	(3.02)	(2.07)	(3.15)	(0.61)
Net asset value at end of period	$59.38	$36.98	$43.30	$43.68	$42.38
Total return	70.00%	(8.79%)	4.20%	10.54%	14.84%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,323	$15,267	$29,382	$22,556	$41,389
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	0.85%(B)	0.83%	0.83%	0.83%	0.83%
Gross expenses (including liquidity provider expenses)	0.94%(C)	0.92%	0.92%	0.92%	0.88%
Net investment income	0.32%	0.68%	0.69%	0.77%	0.76%
Portfolio turnover rate	18%(D)	13%	12%	8%(D)	20%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.89% and for Institutional Class was 0.83% for the year ended March 31, 2021.
(C)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 0.89% and for Institutional Class was 0.92% for the year ended March 31, 2021.
(D)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Global ESG Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.84	$19.94	$22.01	$21.52	$18.98
Income (loss) from investment operations:
Net investment income	0.14(A)	0.17(A)	0.15	0.03	0.18
Net realized and unrealized gains (losses) on investments	9.26	(2.78)	(0.29)	3.37	2.47
Total from investment operations:	9.40	(2.61)	(0.14)	3.40	2.65
Distributions from:
Net investment income	(0.08)	(0.15)	(0.17)	(0.17)	(0.11)
Realized capital gains	—	(0.34)	(1.76)	(2.74)	—
Total distributions	(0.08)	(0.49)	(1.93)	(2.91)	(0.11)
Net asset value at end of period	$26.16	$16.84	$19.94	$22.01	$21.52
Total return(B)	55.86%	13.61%	(0.37%)	15.57%	14.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$496,574	$347,021	$445,608	$485,413	$113,062
Ratio to average net assets:
Net expenses	1.12%	1.17%	1.17%	1.19%	1.24%
Gross expenses	1.12%	1.18%	1.17%	1.22%	1.36%
Net investment income	0.63%	0.84%	0.70%	0.58%	0.83%
Portfolio turnover rate	62%	60%	40%	72%(C)	53%
Touchstone Global ESG Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.97	$16.65	$18.68	$18.62	$16.47
Income (loss) from investment operations:
Net investment income (loss)	(0.04)(A)	—(A)(D)	(0.06)	(0.05)	0.01
Net realized and unrealized gains (losses) on investments	7.66	(2.31)	(0.21)	2.85	2.15
Total from investment operations:	7.62	(2.31)	(0.27)	2.80	2.16
Distributions from:
Net investment income	—	(0.03)	—	—	(0.01)
Realized capital gains	—	(0.34)	(1.76)	(2.74)	—
Total distributions	—	(0.37)	(1.76)	(2.74)	(0.01)
Net asset value at end of period	$21.59	$13.97	$16.65	$18.68	$18.62
Total return(B)	54.55%	(14.34%)	(1.18%)	14.75%	13.12%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,782	$8,099	$14,926	$37,513	$48,055
Ratio to average net assets:
Net expenses	1.99%	1.99%	1.99%	1.99%	1.99%
Gross expenses	2.14%	2.14%	2.03%	2.05%	2.12%
Net investment income (loss)	(0.24%)	0.02%	(0.12%)	(0.23%)	0.08%
Portfolio turnover rate	62%	60%	40%	72%(C)	53%
(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Sustainable Core Opportunities Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
(D)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Global ESG Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.48	$20.66	$22.75	$22.11	$19.49
Income (loss) from investment operations:
Net investment income	0.20(A)	0.24(A)	0.21	0.16	0.20
Net realized and unrealized gains (losses) on investments	9.62	(2.88)	(0.31)	3.41	2.58
Total from investment operations:	9.82	(2.64)	(0.10)	3.57	2.78
Distributions from:
Net investment income	(0.14)	(0.20)	(0.23)	(0.19)	(0.16)
Realized capital gains	—	(0.34)	(1.76)	(2.74)	—
Total distributions	(0.14)	(0.54)	(1.99)	(2.93)	(0.16)
Net asset value at end of period	$27.16	$17.48	$20.66	$22.75	$22.11
Total return	56.22%	(13.37%)	(0.09%)	15.90%	14.30%
Ratios and supplemental data:
Net assets at end of period (000's)	$182,806	$136,239	$207,080	$189,837	$112,790
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.94%	0.99%
Gross expenses	0.93%	0.94%	0.93%	0.99%	1.09%
Net investment income	0.85%	1.11%	0.97%	0.82%	1.08%
Portfolio turnover rate	62%	60%	40%	72%(B)	53%
Touchstone Global ESG Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.50	$20.68	$22.77	$22.13	$19.50
Income (loss) from investment operations:
Net investment income	0.19(A)	0.24(A)	0.22	0.20	0.19
Net realized and unrealized gains (losses) on investments	9.64	(2.88)	(0.32)	3.38	2.61
Total from investment operations:	9.83	(2.64)	(0.10)	3.58	2.80
Distributions from:
Net investment income	(0.13)	(0.20)	(0.23)	(0.20)	(0.17)
Realized capital gains	—	(0.34)	(1.76)	(2.74)	—
Total distributions	(0.13)	(0.54)	(1.99)	(2.94)	(0.17)
Net asset value at end of period	$27.20	$17.50	$20.68	$22.77	$22.13
Total return	56.21%	(13.35%)	(0.10%)	15.95%	14.41%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,271	$21,739	$44,382	$42,196	$29,679
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Gross expenses	0.97%	0.95%	0.93%	1.01%	1.11%
Net investment income	0.86%	1.12%	0.98%	0.87%	1.18%
Portfolio turnover rate	62%	60%	40%	72%(B)	53%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Sustainable Core Opportunities Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Growth Opportunities Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$27.94	$32.71	$32.79	$30.20	$27.35
Income (loss) from investment operations:
Net investment loss	(0.20)	(0.04)	(0.05)	(0.11)	(—)(A)
Net realized and unrealized gains on investments	17.44	0.99	3.10	5.89	3.86
Total from investment operations:	17.24	0.95	3.05	5.78	3.86
Distributions from:
Realized capital gains	(4.11)	(5.72)	(3.13)	(3.19)	(1.01)
Net asset value at end of period	$41.07	$27.94	$32.71	$32.79	$30.20
Total return(B)	62.56%	0.63%	10.40%	19.51%	14.38%
Ratios and supplemental data:
Net assets at end of period (000's)	$56,877	$37,150	$42,404	$39,901	$38,752
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	1.24%	1.25%(C)	1.24%	1.24%	0.99%
Gross expenses (including liquidity provider expenses)	1.34%	1.41%(D)	1.37%	1.38%	1.09%
Net investment income (loss)	(0.55%)	(0.12%)	(0.17%)	(0.32%)	1.08%
Portfolio turnover rate	65%	101%(E)	94%(E)	86%	53%
Touchstone Growth Opportunities Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$21.19	$26.18	$27.08	$25.60	$23.51
Income (loss) from investment operations:
Net investment loss	(0.77)	(0.23)	(0.49)	(0.29)	(0.23)
Net realized and unrealized gains on investments	13.53	0.96	2.72	4.96	3.33
Total from investment operations:	12.76	0.73	2.23	4.67	3.10
Distributions from:
Realized capital gains	(4.11)	(5.72)	(3.13)	(3.19)	(1.01)
Net asset value at end of period	$29.84	$21.19	$26.18	$27.08	$25.60
Total return(B)	61.29%	(0.09%)	9.54%	18.65%	13.49%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,853	$2,724	$3,863	$8,680	$8,574
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	1.99%	2.00%(C)	1.99%	1.99%	1.99%
Gross expenses (including liquidity provider expenses)	2.70%	2.61%(D)	2.32%	2.29%	2.26%
Net investment loss	(1.30%)	(0.87%)	(0.92%)	(1.07%)	(0.76%)
Portfolio turnover rate	65%	101%(E)	94%(E)	86%	90%
(A)	Less than $0.005 per share.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.24% and for Class C was 1.99% for the year ended March 31, 2020.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.40% and for Class C was 2.60% for the year ended March 31, 2020.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Growth Opportunities Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$29.11	$33.78	$33.69	$30.87	$27.90
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	0.04	0.03	(0.02)	0.10
Net realized and unrealized gains on investments	18.20	1.01	3.19	6.03	3.91
Total from investment operations:	18.08	1.05	3.22	6.01	4.01
Distributions from:
Net investment income	—	—	—(A)	—	(0.03)
Realized capital gains	(4.11)	(5.72)	(3.13)	(3.19)	(1.01)
Total distributions	(4.11)	(5.72)	(3.13)	(3.19)	(1.04)
Net asset value at end of period	$43.08	$29.11	$33.78	$33.69	$30.87
Total return	62.93%	0.92%	10.67%	19.80%	14.64%
Ratios and supplemental data:
Net assets at end of period (000's)	$30,742	$26,610	$43,703	$47,554	$47,222
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	0.99%	1.00%(B)	0.99%	0.99%	0.99%
Gross expenses (including liquidity provider expenses)	1.13%	1.14%(C)	1.08%	1.07%	1.07%
Net investment income (loss)	(0.30%)	0.13%	0.08%	(0.07%)	0.24%
Portfolio turnover rate	65%	101%(D)	94%(D)	86%	90%
Touchstone Growth Opportunities Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$29.58	$34.22	$34.08	$31.16	$28.15
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.06	0.09	0.01	0.12
Net realized and unrealized gains on investments	18.49	1.02	3.21	6.10	3.96
Total from investment operations:	18.43	1.08	3.30	6.11	4.08
Distributions from:
Net investment income	—	—	(0.03)	—	(0.06)
Realized capital gains	(4.11)	(5.72)	(3.13)	(3.19)	(1.01)
Total distributions	(4.11)	(5.72)	(3.16)	(3.19)	(1.07)
Net asset value at end of period	$43.90	$29.58	$34.22	$34.08	$31.16
Total return	63.13%	1.00%	10.79%	19.94%	14.77%
Ratios and supplemental data:
Net assets at end of period (000's)	$71,461	$96,361	$71,406	$185,831	$150,038
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	0.89%	0.90%(B)	0.89%	0.89%	0.89%
Gross expenses (including liquidity provider expenses)	1.03%	1.05%(C)	1.01%	1.01%	1.00%
Net investment income (loss)	(0.20%)	0.23%	0.18%	0.03%	0.34%
Portfolio turnover rate	65%	101%(D)	94%(D)	86%	90%
(A)	Less than $0.005 per share.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.99% and for Institutional Class was 0.89% for the year ended March 31, 2020.
(C)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 1.13% and for Institutional Class was 1.04% for the year ended March 31, 2020.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$24.89	$29.26	$28.05	$25.91	$23.28
Income (loss) from investment operations:
Net investment loss	(0.28)	(0.07)	(0.09)	(0.08)(A)	(0.06)
Net realized and unrealized gains (losses) on investments	15.64	(2.06)	3.36	4.95	3.31
Total from investment operations:	15.36	(2.13)	3.27	4.87	3.25
Distributions from:
Net investment income	—	(0.01)	—	—	—
Realized capital gains	(2.54)	(2.23)	(2.06)	(2.73)	(0.62)
Total distributions	(2.54)	(2.24)	(2.06)	(2.73)	(0.62)
Net asset value at end of period	$37.71	$24.89	$29.26	$28.05	$25.91
Total return(B)	61.98%	(8.78%)	12.77%	19.28%	14.13%
Ratios and supplemental data:
Net assets at end of period (000's)	$322,432	$234,307	$262,492	$218,727	$225,381
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	1.23%(C)	1.25%	1.27%	1.29%	1.30%
Gross expenses (including liquidity provider expenses)	1.23%(D)	1.25%	1.27%	1.29%	1.30%
Net investment loss	(0.75%)	(0.24%)	(0.35%)	(0.29%)	(0.26%)
Portfolio turnover rate	65%(E)	82%	71%	76%	95%
Touchstone Mid Cap Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$14.56	$18.08	$18.27	$17.84	$16.33
Income (loss) from investment operations:
Net investment loss	(0.78)	(0.32)	(0.49)	(0.20)(A)	(0.22)
Net realized and unrealized gains (losses) on investments	9.55	(0.97)	2.36	3.36	2.35
Total from investment operations:	8.77	(1.29)	1.87	3.16	2.13
Distributions from:
Realized capital gains	(2.54)	(2.23)	(2.06)	(2.73)	(0.62)
Net asset value at end of period	$20.79	$14.56	$18.08	$18.27	$17.84
Total return(B)	60.65%	(9.55%)	11.91%	18.38%	13.28%
Ratios and supplemental data:
Net assets at end of period (000's)	$18,939	$20,918	$32,831	$90,502	$113,153
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	2.07%(C)	2.07%	2.04%	2.04%	2.06%
Gross expenses (including liquidity provider expenses)	2.07%(D)	2.07%	2.04%	2.04%	2.06%
Net investment loss	(1.59%)	(1.06%)	(1.12%)	(1.04%)	(1.02%)
Portfolio turnover rate	65%(E)	82%	71%	76%	95%
(A)	The net investment loss per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.22% and for Class C was 2.06% for the year ended March 31, 2021.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.22% and for Class C was 2.06% for the year ended March 31, 2021.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$26.04	$30.50	$29.07	$26.70	$23.92
Income (loss) from investment operations:
Net investment loss	(0.18)	(—)(A)	(0.03)	(0.01)(B)	(—)(A)
Net realized and unrealized gains (losses) on investments	16.36	(2.17)	3.52	5.11	3.40
Total from investment operations:	16.18	(2.17)	3.49	5.10	3.40
Distributions from:
Net investment income	—	(0.06)	—	—	—
Realized capital gains	(2.54)	(2.23)	(2.06)	(2.73)	(0.62)
Total distributions	(2.54)	(2.29)	(2.06)	(2.73)	(0.62)
Net asset value at end of period	$39.68	$26.04	$30.50	$29.07	$26.70
Total return	62.40%	(8.58%)	13.05%	19.62%	14.38%
Ratios and supplemental data:
Net assets at end of period (000's)	$641,218	$424,403	$452,407	$375,617	$311,865
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	0.99%(C)	1.01%	1.02%	1.02%	1.06%
Gross expenses (including liquidity provider expenses)	0.99%(D)	1.01%	1.02%	1.02%	1.06%
Net investment loss	(0.52%)	(—%)(A)	(0.10%)	(0.02%)	(0.02%)
Portfolio turnover rate	65%(E)	82%	71%	76%	95%
Touchstone Mid Cap Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$26.32	$30.79	$29.32	$26.90	$24.07
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	0.01	(0.01)	(—)(A)(B)	0.10
Net realized and unrealized gains (losses) on investments	16.58	(2.18)	3.54	5.15	3.35
Total from investment operations:	16.38	(2.17)	3.53	5.15	3.45
Distributions from:
Net investment income	—	(0.07)	—	—	—
Realized capital gains	(2.54)	(2.23)	(2.06)	(2.73)	(0.62)
Total distributions	(2.54)	(2.30)	(2.06)	(2.73)	(0.62)
Net asset value at end of period	$40.16	$26.32	$30.79	$29.32	$26.90
Total return	62.50%	(8.49%)	13.10%	19.62%	14.50%
Ratios and supplemental data:
Net assets at end of period (000's)	$381,463	$357,769	$349,865	$95,176	$44,236
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	0.91%(C)	0.94%	0.97%(F)	0.99%	0.99%
Gross expenses (including liquidity provider expenses)	0.92%(D)	0.94%	0.97%	0.99%	1.00%
Net investment income (loss)	(0.44%)	0.06%	(0.06%)	0.01%	0.05%
Portfolio turnover rate	65%(E)	82%	71%	76%	95%
(A)	Less than $0.005 per share or 0.005%
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.98% and for Institutional Class was 0.90% for the year ended March 31, 2021.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 0.98% and for Institutional Class was 0.91% for the year ended March 31, 2021.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(F)	Net expenses include amounts recouped by the Advisor.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Growth Fund—Class R6
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2021	Period Ended March 31, 2020(A)

Net asset value at beginning of period	$26.32	$35.72(B)
Income (loss) from investment operations:
Net investment loss	(0.11)	(—)(C)
Net realized and unrealized gains (losses) on investments	16.51	(9.40)
Total from investment operations:	16.40	(9.40)
Distributions from:
Realized capital gains	(2.54)	—
Net asset value at end of period	$40.18	$26.32
Total return	62.58%	(26.32%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$4,603	$2
Ratio to average net assets:
Net expenses (including liquidity provider expenses)	0.85%(E)	0.89%(F)
Gross expenses (including liquidity provider expenses)	1.47%(G)	1,279.20%(F)
Net investment loss	(0.37%)	(0.02%)(F)
Portfolio turnover rate	65%(H)	82%(D)
(A)	Represents the period from commencement of operations (February 10, 2020) through March 31, 2020.
(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on February 10, 2020.
(C)	Less than $0.0005 per share.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class R6 was 0.84% for the year ended March 31, 2021.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class R6 was 1.46% for the year ended March 31, 2021.
(H)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Emerging Markets Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,		Period Ended March 31, 2019(A)
	2021	2020
Net asset value at beginning of period	$11.36	$13.15	$11.21(B)
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	0.05(C)	(0.01)
Net realized and unrealized gains (losses) on investments	10.02	(1.77)	1.95
Total from investment operations:	9.89	(1.72)	1.94
Distributions from:
Net investment income	—	(0.07)	—
Net asset value at end of period	$21.25	$11.36	$13.15
Total return(D)	87.06%	(13.19%)	17.31%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$20,369	$2,897	$1,349
Ratio to average net assets:
Net expenses	1.60%	1.60%	1.60%(F)
Gross expenses	1.77%	2.62%	4.89%(F)
Net investment income (loss)	(1.22%)	0.35%	(0.94%)(F)
Portfolio turnover rate	27%	20%	31%
Touchstone Sands Capital Emerging Markets Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,		Period Ended March 31, 2019(A)
	2021	2020
Net asset value at beginning of period	$11.26	$13.11	$11.21(B)
Income (loss) from investment operations:
Net investment loss	(0.14)	(0.05)(C)	(0.04)
Net realized and unrealized gains (losses) on investments	9.79	(1.75)	1.94
Total from investment operations:	9.65	(1.80)	1.90
Distributions from:
Net investment income	—	(0.05)	—
Net asset value at end of period	$20.91	$11.26	$13.11
Total return(D)	85.70%	(13.81%)	16.95%(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$9,637	$1,135	$59
Ratio to average net assets:
Net expenses	2.35%	2.35%	2.35%(F)
Gross expenses	2.82%	5.24%	57.88%(F)
Net investment loss	(1.97%)	(0.40%)	(1.69%)(F)
Portfolio turnover rate	27%	20%	31%
(A)	Represents the period from commencement of operations (November 16, 2018) through March 31, 2019.
(B)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on November 16, 2018.
(C)	The net investment income (loss) per share was based on average shares outstanding for the period.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	Not annualized.
(F)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Emerging Markets Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.38	$13.16	$13.56	$10.70	$9.40
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	0.08(A)	(0.03)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	10.09	(1.77)	(0.37)	2.92	1.33
Total from investment operations:	9.98	(1.69)	(0.40)	2.86	1.30
Distributions from:
Net investment income	—	(0.09)	—	—	—
Net asset value at end of period	$21.36	$11.38	$13.16	$13.56	$10.70
Total return	87.71%	(12.96%)	(3.02%)	26.82%	13.83%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,460,473	$423,992	$318,093	$207,209	$103,467
Ratio to average net assets:
Net expenses	1.26%	1.33%(B)	1.35%(B)	1.47%	1.49%
Gross expenses	1.26%	1.31%	1.35%	1.49%	1.55%
Net investment income (loss)	(0.88%)	0.62%	(0.45%)	(0.73%)	(0.49%)
Portfolio turnover rate	27%	20%	31%	27%	49%
Touchstone Sands Capital Emerging Markets Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.43	$13.21	$13.61	$10.73	$9.41
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	0.09(A)	(0.03)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	10.15	(1.77)	(0.37)	2.94	1.35
Total from investment operations:	10.04	(1.68)	(0.40)	2.88	1.32
Distributions from:
Net investment income	—	(0.10)	—	—	—
Net asset value at end of period	$21.47	$11.43	$13.21	$13.61	$10.73
Total return	87.79%	(12.87%)	(2.94%)	26.84%	14.03%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,867,373	$883,508	$524,670	$374,452	$182,402
Ratio to average net assets:
Net expenses	1.21%(B)	1.25%(B)	1.25%	1.37%	1.39%
Gross expenses	1.20%	1.24%	1.27%	1.41%	1.46%
Net investment income (loss)	(0.83%)	0.70%	(0.35%)	(0.63%)	(0.39%)
Portfolio turnover rate	27%	20%	31%	27%	49%
(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Net expenses include amounts recouped by the Advisor.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
March 31, 2021
1. Organization
The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds, including the following six funds (individually, a "Fund", and collectively, the “Funds”):
Touchstone Flexible Income Fund ("Flexible Income Fund”)
Touchstone Focused Fund ("Focused Fund”)
Touchstone Global ESG Equity Fund ("Global ESG Equity Fund”)
Touchstone Growth Opportunities Fund ("Growth Opportunities Fund”)
Touchstone Mid Cap Growth Fund ("Mid Cap Growth Fund”)
Touchstone Sands Capital Emerging Markets Growth Fund ("Sands Capital Emerging Markets Growth Fund”)
Each Fund is diversified, with the exception of the Focused Fund, the Growth Opportunities Fund and the Sands Capital Emerging Markets Growth Fund, which are non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class Y	Institutional Class	Class R6
Flexible Income Fund	X	X	X	X
Focused Fund	X	X	X	X
Global ESG Equity Fund	X	X	X	X
Growth Opportunities Fund	X	X	X	X
Mid Cap Growth Fund	X	X	X	X	X
Sands Capital Emerging Markets Growth Fund	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of March 31, 2021, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended March 31, 2021.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio

Notes to Financial Statements (Continued)
securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.
Collateralized Loan Obligations – The Flexible Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share

Notes to Financial Statements (Continued)
of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Securities sold short —The Flexible Income Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.
As of March 31, 2021, the Flexible Income Fund did not hold any securities sold short.
Options — The Flexible Income Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited.
As of March 31, 2021, the Flexible Income Fund did not hold any options.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Flexible Income Fund may enter into an International Swaps and Derivatives Associations, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

Notes to Financial Statements (Continued)
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Flexible Income Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of March 31, 2021, the Flexible Income Fund did not hold any assets and liabilities that were subject to a MNA in the Statement of Assets and Liabilities.
The following table sets forth the effect of the Flexible Income Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2021:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Flexible Income Fund	Purchased Options - Equity Contracts*	$(20,624,541)	$573,496
	Written Options - Equity Contracts**	5,930,667	—
*	Statements of Operations Location: Net realized gains (losses) on investments and net change in unrealized appreciation (depreciation) on investments, respectively.
**	Statements of Operations Location: Net realized gains on written options.
For the year ended March 31, 2021, the average quarterly balances of outstanding derivative financial instruments for the Flexible Income Fund was as follows:
Flexible Income Fund
Equity Contracts:
Purchased Options - Cost	$1,633,936
Written Options - Premiums received	$119,518
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of March 31, 2021, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Flexible Income Fund	Common Stocks	$3,120,515	$3,187,193	$66,678
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (receive from) the borrower in the event of default.

Notes to Financial Statements (Continued)
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all funds except the Flexible Income Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Effective June 30, 2020, the maximum offering price per share of Class A shares of the Flexible Income Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Prior to June 30, 2020 the maximum offering price per share of Class A shares of the Flexible Income Fund was equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively or more of Class A. The maximum offering price per share of Class C, Class Y, Institutional Class and R6 shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security, or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except for the Flexible Income Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Flexible Income Fund declares and distributes net investment income, if any, monthly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Notes to Financial Statements (Continued)
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2021:
	Flexible Income Fund	Focused Fund*	Global ESG Equity Fund	Growth Opportunities Fund	Mid Cap Growth Fund*	Sands Capital Emerging Markets Growth Fund
Purchases of investment securities	$511,612,650	$168,236,128	$380,865,557	$104,621,098	$862,523,771	$2,379,279,999
Proceeds from sales and maturities	$601,162,143	$199,174,202	$452,060,987	$186,377,313	$1,082,508,232	$694,829,727
*	Focused Fund and Mid Cap Growth Fund had redemptions-in-kind out of the Fund of $88,549,838 and $98,927,080, respectively. The redemptions were comprised of securities of $83,852,328 and $95,367,046, which are excluded from the proceeds from sales and maturities and cash in the amount of $4,697,510 and $3,560,034, for the Focused Fund and Mid Cap Growth Fund, respectively.
For the year ended March 31, 2021, purchases and proceeds from sales and maturities in U.S. Government Securities were $244,460,572 and $70,538,237, respectively, for the Flexible Income Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended March 31, 2021.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).
On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $121,782 for the year ended March 31, 2021.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Flexible Income Fund	0.60% on the first $500 million 0.50% on such assets in excess of $500 million
Focused Fund	0.70% on the first $100 million 0.65% on the next $400 million 0.60% on such assets in excess of $500 million

Notes to Financial Statements (Continued)
Global ESG Equity Fund	0.65% on the first $1 billion 0.60% on such assets in excess of $1 billion
Growth Opportunities Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on such assets in excess of $1 billion
Mid Cap Growth Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on the next $200 million 0.60% on such assets in excess of $1.2 billion
Sands Capital Emerging Markets Growth Fund	1.00%
The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):
Bramshill Investments, LLC	Sands Capital Management, LLC
Flexible Income Fund	Sands Capital Emerging Markets Growth Fund
Fort Washington Investment Advisors, Inc.*	Westfield Capital Management Company, L.P.
Focused Fund	Growth Opportunities Fund
Rockefeller & Co., LLC	Mid Cap Growth Fund
Global ESG Equity Fund
*	Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.
The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.
The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class Y	Institutional Class	Class R6	Termination Date
Flexible Income Fund	1.04%	1.79%	0.79%	0.69%	—	July 29, 2021
Focused Fund	1.20%	1.95%	0.95%	0.83%	—	July 29, 2021
Global ESG Equity Fund	1.17%	1.99%	0.90%	0.89%	—	July 29, 2021
Growth Opportunities Fund	1.24%	1.99%	0.99%	0.89%	—	July 29, 2021
Mid Cap Growth Fund*	1.39%	2.14%	1.14%	0.86%	0.77%	January 29, 2022
Sands Capital Emerging Markets Growth Fund	1.60%	2.35%	1.35%	1.25%	—	July 29, 2021
*	Prior to January 1, 2021, the Expense Limitation Agreement for the Mid Cap Growth Fund Institutional Class and Class R6 was 0.99% and 0.89%, respectively.
The Expense Limitation Agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.
During the year ended March 31, 2021, the Advisor or its affiliates waived investment advisory fees and administration fees or waived or reimbursed other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Flexible Income Fund	$—	$124,726	$240,003	$364,729
Focused Fund	—	—	16,065	16,065
Global ESG Equity Fund	—	—	71,031	71,031
Growth Opportunities Fund	—	73,136	150,627	223,763
Mid Cap Growth Fund	—	281	38,714	38,995
Sands Capital Emerging Markets Growth Fund	—	—	34,654	34,654
Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation

Notes to Financial Statements (Continued)
or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund's current expense limitation.
As of March 31, 2021, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before March 31, 2022	Expires on or before March 31, 2023	Expires on or before March 31, 2024	Total
Flexible Income Fund	$474,385	$557,404	$298,950	$1,330,739
Focused Fund	22,968	22,297	15,681	60,946
Global ESG Equity Fund	73,180	107,012	59,632	239,824
Growth Opportunities Fund	273,078	198,248	167,127	638,453
Mid Cap Growth Fund	—	3,760	38,995	42,755
Sands Capital Emerging Markets Growth Fund	10,153	25,128	3,514	38,795
For the year ended March 31, 2021, the Advisor recouped previously waived fees or reimbursed expenses from Sands Capital Emerging Markets Growth Fund of $205,508.
ADMINISTRATION AGREEMENT
The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Advisor’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds, the Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to

Notes to Financial Statements (Continued)
Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).
UNDERWRITING AGREEMENT
The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended March 31, 2021:
Fund	Amount
Flexible Income Fund	$ 4,578
Focused Fund	8,378
Global ESG Equity Fund	9,564
Growth Opportunities Fund	4,727
Mid Cap Growth Fund	31,327
Sands Capital Emerging Markets Growth Fund	8,181
In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended March 31, 2021:
Fund	Class C
Flexible Income Fund	$ 889
Growth Opportunities Fund	69
Mid Cap Growth Fund	81
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended March 31, 2021, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended March 31, 2021, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Focused Fund	1,787,992	$ 83,852,328
Mid Cap Growth Fund	2,603,073	95,367,046
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

Notes to Financial Statements (Continued)
During the year ended March 31, 2021, the following Fund participated as a lender in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:
Fund	Daily Average Amount Loaned	Weighted Average Interest Rate	Interest Income*
Sands Capital Emerging Markets Growth Fund	$ 12,510,443	0.70%	$ 246
*	Included in Interest in the Statements of Operations.
During the year ended March 31, 2021, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Global ESG Equity Fund	$ 2,178,050	0.71%	$ 43
Growth Opportunities Fund	$ 17,565,388	0.70%	$ 336
Mid Cap Growth Fund	$ 3,937,694	0.68%	$ 74
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years ended March 31, 2021 and March 31, 2020 are as follows:
	Flexible Income Fund		Focused Fund		Global ESG Equity Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
From ordinary income	$34,746,000	$24,652,668	$2,666,017	$5,500,849	$2,593,278	$5,563,150
From long-term capital gains	—	—	55,000,033	55,397,876	—	11,203,902
Total distributions	$34,746,000	$24,652,668	$57,666,050	$60,898,725	$2,593,278	$16,767,052
	Growth Opportunities Fund		Mid Cap Growth Fund		Sands Capital Emerging Markets Growth Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
From ordinary income	$4,515,690	$8,130,533	$—	$20,234,815	$—	$9,496,797
From long-term capital gains	10,308,626	12,343,538	92,749,221	67,373,035	—	—
Total distributions	$14,824,316	$20,474,071	$92,749,221	$87,607,850	$—	$9,496,797

Notes to Financial Statements (Continued)
The following information is computed on a tax basis for each item as of March 31, 2021:
	Flexible Income Fund	Focused Fund	Global ESG Equity Fund
Tax cost of portfolio investments	$742,516,776	$618,346,958	$504,237,667
Gross unrealized appreciation on investments	27,137,096	538,153,106	219,483,844
Gross unrealized depreciation on investments	(8,311,764)	(7,781,538)	(22,933,751)
Net unrealized appreciation (depreciation) on investments	18,825,332	530,371,568	196,550,093
Gross unrealized appreciation on foreign currency transactions	—	—	5,759
Gross unrealized depreciation on foreign currency transactions	—	—	(11,843)
Net unrealized appreciation (depreciation) on foreign currency transactions	—	—	(6,084)
Capital loss carryforwards	(4,468,859)	—	—
Undistributed ordinary income	803,896	4,199,079	7,961,194
Undistributed capital gains	—	33,253,911	31,319,341
Accumulated earnings (deficit)	$15,160,369	$567,824,558	$235,824,544
	Growth Opportunities Fund	Mid Cap Growth Fund	Sands Capital Emerging Markets Growth Fund
Tax cost of portfolio investments	$92,231,897	$946,265,618	$3,156,686,646
Gross unrealized appreciation on investments	70,098,104	441,371,400	1,282,627,392
Gross unrealized depreciation on investments	(1,170,615)	(16,091,650)	(72,917,715)
Net unrealized appreciation (depreciation) on investments	68,927,489	425,279,750	1,209,709,677
Gross unrealized depreciation on foreign currency transactions and deferred foreign capital gains tax	—	—	(25,626,170)
Net unrealized appreciation (depreciation) on foreign currency transactions and deferred foreign capital gains tax	—	—	(25,626,170)
Capital loss carryforwards	—	—	(17,045,819)
Late year ordinary losses deferrals	—	—	(9,956,415)
Undistributed ordinary income	6,364,461	55,250,316	—
Undistributed capital gains	10,758,420	55,206,354	—
Accumulated earnings (deficit)	$86,050,370	$535,736,420	$1,157,081,273
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, trust preferred securities, and investments in passive foreign investment company (“PFIC”) adjustments.
As of March 31, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Flexible Income Fund	$ —	$ 4,468,859	$ 4,468,859
Sands Capital Emerging Markets Growth Fund	—	17,045,819	17,045,819
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Future utilization is subject to limitations under current tax law.
During the year ended March 31, 2021, the following Funds utilized capital loss carryforwards:
Fund	Utilized
Sands Capital Emerging Markets Growth Fund	$ 32,753,998
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2021, the following Funds elected to defer the following losses:
Fund	Realized Capital Losses	Ordinary Losses	Total
Sands Capital Emerging Markets Growth Fund	$ —	$ 9,956,415	$ 9,956,415
The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended March 31, 2018 through 2021) and have concluded that no provision for income tax is required in their financial statements.

Notes to Financial Statements (Continued)
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net operating losses, in-kind distributions for shareholder redemptions, deemed distributions on shareholder redemptions have been made to the following Funds for the year ended March 31, 2021:
Fund	Paid-In Capital	Distributable Earnings
Focused Fund	$ 45,698,428	$ (45,698,428)
Mid Cap Growth Fund	58,806,367	(58,806,367)
Sands Capital Emerging Markets Growth Fund	(14,830,200)	14,830,200
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.
Risks Associated with Health Crises – An outbreak of respiratory disease caused by COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of issuance of these financial statements, COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19 may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the

Notes to Financial Statements (Continued)
economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.
Please see the Funds’ prospectus for a complete discussion of these and other risks.
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Global ESG Equity Fund, Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, and Touchstone Sands Capital Emerging Markets Growth Fund and the Board of Trustees of Touchstone Strategic Trust.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Global ESG Equity Fund, Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, and Touchstone Sands Capital Emerging Markets Growth Fund (collectively referred to as the “Funds”) (six of the funds constituting the Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting the Touchstone Strategic Trust) at March 31, 2021, the results of their operations, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
May 21, 2021

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Flexible Income Fund	24.36%
Focused Fund	100.00%
Global ESG Equity Fund	100.00%
Growth Opportunities Fund	9.71%
Mid Cap Growth Fund	8.44%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended March 31, 2021 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Flexible Income Fund	20.98%
Focused Fund	100.00%
Global ESG Equity Fund	37.16%
Growth Opportunities Fund	9.55%
Mid Cap Growth Fund	7.03%
For the fiscal year ended March 31, 2021, the Funds designated long-term capital gains as follows:
Focused Fund	$ 66,095,534
Global ESG Equity Fund	$ 31,319,341
Growth Opportunities Fund	$ 21,067,046
Mid Cap Growth Fund	$ 142,585,014
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2020 through March 31, 2021).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply

Other Items (Unaudited) (Continued)
the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2021” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized March 31, 2021	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During the Six Months Ended March 31, 2021*
Flexible Income Fund
Class A	Actual	1.04%	$1,000.00	$1,040.90	$5.29
Class A	Hypothetical	1.04%	$1,000.00	$1,019.75	$5.24
Class C	Actual	1.79%	$1,000.00	$1,036.70	$9.09
Class C	Hypothetical	1.79%	$1,000.00	$1,016.01	$9.00
Class Y	Actual	0.79%	$1,000.00	$1,042.10	$4.02
Class Y	Hypothetical	0.79%	$1,000.00	$1,020.99	$3.98
Institutional Class	Actual	0.69%	$1,000.00	$1,042.10	$3.51
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.49	$3.48
Focused Fund
Class A	Actual	1.22%	$1,000.00	$1,260.90	$6.88**
Class A	Hypothetical	1.22%	$1,000.00	$1,018.85	$6.14**
Class C	Actual	1.96%	$1,000.00	$1,256.10	$11.02**
Class C	Hypothetical	1.96%	$1,000.00	$1,015.16	$9.85**
Class Y	Actual	0.90%	$1,000.00	$1,263.00	$5.08**
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53**
Institutional Class	Actual	0.85%	$1,000.00	$1,263.10	$4.80**
Institutional Class	Hypothetical	0.85%	$1,000.00	$1,020.69	$4.28**
Global ESG Equity Fund
Class A	Actual	1.09%	$1,000.00	$1,217.40	$6.03
Class A	Hypothetical	1.09%	$1,000.00	$1,019.50	$5.49
Class C	Actual	1.99%	$1,000.00	$1,211.60	$10.97
Class C	Hypothetical	1.99%	$1,000.00	$1,015.01	$10.00
Class Y	Actual	0.90%	$1,000.00	$1,218.00	$4.98
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53
Institutional Class	Actual	0.89%	$1,000.00	$1,218.20	$4.92
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.49	$4.48
Growth Opportunities Fund
Class A	Actual	1.24%	$1,000.00	$1,146.00	$6.63
Class A	Hypothetical	1.24%	$1,000.00	$1,018.75	$6.24
Class C	Actual	1.99%	$1,000.00	$1,142.00	$10.63
Class C	Hypothetical	1.99%	$1,000.00	$1,015.01	$10.00
Class Y	Actual	0.99%	$1,000.00	$1,147.60	$5.30
Class Y	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99
Institutional Class	Actual	0.89%	$1,000.00	$1,148.30	$4.77
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.49	$4.48
Mid Cap Growth Fund
Class A	Actual	1.23%	$1,000.00	$1,184.10	$6.70***
Class A	Hypothetical	1.23%	$1,000.00	$1,018.80	$6.19***
Class C	Actual	2.02%	$1,000.00	$1,179.60	$10.98***

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized March 31, 2021	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During the Six Months Ended March 31, 2021*
Class C	Hypothetical	2.02%	$1,000.00	$1,014.86	$10.15***
Class Y	Actual	1.00%	$1,000.00	$1,185.60	$5.45***
Class Y	Hypothetical	1.00%	$1,000.00	$1,019.95	$5.04***
Institutional Class	Actual	0.90%	$1,000.00	$1,186.10	$4.91***
Institutional Class	Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53***
Class R6	Actual	0.84%	$1,000.00	$1,186.00	$4.58***
Class R6	Hypothetical	0.84%	$1,000.00	$1,020.74	$4.23***
Sands Capital Emerging Markets Growth Fund
Class A	Actual	1.60%	$1,000.00	$1,178.60	$8.69
Class A	Hypothetical	1.60%	$1,000.00	$1,016.95	$8.05
Class C	Actual	2.35%	$1,000.00	$1,174.10	$12.74
Class C	Hypothetical	2.35%	$1,000.00	$1,013.21	$11.80
Class Y	Actual	1.26%	$1,000.00	$1,180.20	$6.85
Class Y	Hypothetical	1.26%	$1,000.00	$1,018.65	$6.34
Institutional Class	Actual	1.20%	$1,000.00	$1,180.40	$6.52
Institutional Class	Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).
**	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.76, $10.91, $4.96 and $4.68, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.04, $9.75, $4.43 and $4.18, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $6.59, $10.87, $5.34, $4.80 and $4.47, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $6.09, $10.05, $4.94, $4.43 and $4.13, respectively.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 15, 2020 through May 14, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated and was implemented effectively to manage the Funds’ liquidity risk.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on November 19, 2020, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the

Other Items (Unaudited) (Continued)
Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the Sub-Advisor that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic compliance due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such certifications and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.
Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each of the Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.
The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2020 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

Other Items (Unaudited) (Continued)
The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of each of the Funds in order to reduce such Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Flexible Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each above the median, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended September 30, 2020 was in the 3rd quintile of its peer group, while the Fund’s performance for the twelve- and thirty-six-month periods ended September 30, 2020 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Focused Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve month periods ended September 30, 2020 was in the 1st quintile, while the Fund’s performance for the thirty-six-month period ended September 30, 2020 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Global ESG Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2020 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Growth Opportunities Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2020 was in the 3rd quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2020 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended September 30, 2020 was in the 4th quintile of its peer group, while the Fund’s performance for the twelve- and thirty-six-month periods ended September 30, 2020 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended September 30, 2020 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Other Items (Unaudited) (Continued)
Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each Fund, except the Touchstone Sands Capital Emerging Markets Growth Fund, contains breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Touchstone Sands Capital Emerging Markets Growth Fund. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the Touchstone Sands Capital Emerging Markets Growth Fund would not be appropriate at this time. The Board noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.
Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of one of the Sub-Advisors with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.
Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that, with the exception of the Touchstone Sands Capital Emerging Markets Growth Fund, the sub-advisory fee schedule for all of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.
Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Other Items (Unaudited) (Continued)
Touchstone Flexible Income Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Focused Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Global ESG Equity Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Growth Opportunities Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
As noted above, the Board considered each Fund’s performance during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2020 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.
Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fees are reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustee[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	38	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	38	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	38	None.
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	38	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	38	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	38	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

Management of the Trust (Unaudited) (Continued)
1 Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of March 31, 2021, the Touchstone Fund Complex consisted of 19 series of the Trust, 12 series of Touchstone Funds Group Trust and 7 variable annuity series of Touchstone Variable Series Trust.
3 Each Trustee is also a Trustee of Touchstone Funds Group Trust and Touchstone Variable Series Trust.
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President	Until resignation, removal or disqualification President since January 2021	Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities Inc. (since 2020); President, Foresters Investment Management Company, Inc. (2018 to 2020); President, North American Asset Management at Foresters Financial (2018 to 2020); Managing Director, Head of Americas at UBS Asset Management (2015 to 2017); and Executive Vice President, Head of Distribution at Mackenzie Investments (2011 to 2014).
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company) and Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (2021 to Present).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
1 Each officer also holds the same office with Touchstone Funds Group Trust and Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.
*Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.
A Member of Western & Southern Financial Group®
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Advisor
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-54-TST-AR-2103

(b)   Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (March Funds) totaled $117,600 and $116,800 for the fiscal years ended March 31, 2021 and March 31, 2020, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,500 and $4,000 for the fiscal years ended March 31, 2021 and March 31, 2020 respectively. The fees for 2021 relate to additional fees for valuation procedures and 2020 fees relate to the review of Form N-1A filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $39,555 and $62,045 for the fiscal years ended March 31, 2021 and March 31, 2020, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $18,354 and $20,756 for the fiscal years ended March 31, 2021 and March 31, 2020, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (March Funds) and certain entities*, totaled approximately $719,238 and $655,460 for the fiscal years ended March 31, 2021 and March 31, 2020, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	June 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	June 1, 2021

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	June 1, 2021

* Print the name and title of each signing officer under his or her signature.